UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

NCS Multistage Holdings, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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NCS Multistage Holdings, Inc.

NOTICE & PROXY

STATEMENT

2018 Annual Meeting of Stockholders

May 23, 2018 at 8:00 a.m., Central Time

19450 State Highway 249, Suite 200, Houston, Texas 77070

NCS MULTISTAGE HOLDINGS, INC.

19450 STATE HIGHWAY 249, SUITE 200, HOUSTON, TEXAS 77070

April 11, 2018

To Our Stockholders:

You are cordially invited to attend the 2018 Annual Meeting of Stockholders of NCS Multistage Holdings, Inc. at 8:00 a.m., Central Time, on May 23, 2018, at our offices at 19450 State Highway 249, Suite 200, Houston, Texas 77070.

The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented at the Annual Meeting and provide details regarding how to attend the meeting.

We are providing access to our proxy materials over the Internet under the United States Securities and Exchange Commission’s “notice and access” rules. As a result, we are mailing to many of our stockholders a notice instead of a paper copy of this Proxy Statement and our 2017 Annual Report to Stockholders. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how you can receive a paper copy of our proxy materials, including this Proxy Statement, our 2017 Annual Report to Stockholders, and a form of proxy card or voting instruction card. All stockholders who do not receive a notice, including stockholders who have previously requested to receive paper copies of proxy materials, will receive a paper copy of the proxy materials by mail unless they previously have requested delivery of proxy materials electronically.

Whether or not you attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or, if you received paper copies of these materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States. If you have previously received our Notice of Internet Availability of Proxy Materials in the mail or by email, then instructions regarding how you can vote are contained in that notice. If you have received a proxy card, then instructions regarding how you can vote are contained on the proxy card. If you decide to attend the Annual Meeting, you will be able to vote in person at the Annual Meeting, even if you have previously submitted your proxy, as your proxy is revocable at your option.

Thank you for your support and continued interest in NCS Multistage Holdings, Inc.

Sincerely,

Robert Nipper

Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 23, 2018

Meeting Information

Date: May 23, 2018

Time: 8:00 a.m., Central Time

Location: 19450 State Highway 249, Suite 200, Houston, Texas 77070

Record Date: April 2, 2018

The 2018 Annual Meeting of Stockholders (the “Annual Meeting”) of NCS Multistage Holdings, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), will be held at 8:00 a.m., Central Time, on May 23, 2018, at our offices at 19450 State Highway 249, Suite 200, Houston, Texas 77070, for the following purposes:

•	To elect Michael McShane, Gurinder Grewal and Franklin Myers as Class I Directors to serve until our 2021 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

•	To approve our Employee Stock Purchase Plans.

In addition, we will consider the transaction of any other business properly brought at the Annual Meeting or any adjournment or postponement thereof. The Annual Meeting may be continued or adjourned from time to time without notice other than by announcement at the Annual Meeting. Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Holders of record of our common stock, $0.01 par value, and the holder of the share of preferred stock, $0.01 par value, at the close of business on April 2, 2018, are entitled to notice of and to vote at the Annual Meeting, or any continuation, postponement or adjournment of the Annual Meeting. For a period of 10 days prior to the Annual Meeting, a list of stockholders entitled to vote at the meeting will be available for inspection during ordinary business hours at the offices of the Company at 19450 State Highway 249, Suite 200, Houston, Texas 77070.

It is important that your shares be represented regardless of the number of shares you may hold. Whether or not you plan to attend the Annual Meeting in person, we urge you to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials. If you received a copy of the proxy card by mail, you may sign, date and mail the proxy card in the enclosed return envelope. Promptly voting your shares will ensure the presence of a quorum at the Annual Meeting and will save us the expense of further solicitation. Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

By Order of the Board of Directors,

Kevin Trautner

Executive Vice President, General Counsel and Secretary

This Notice of Annual Meeting and Proxy Statement and Form of Proxy

are being distributed and made available on or about April 11, 2018.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board of Directors” or the “Board”) of NCS Multistage Holdings, Inc. (“we,” “us,” “our” or the “Company”) of proxies to be voted at our 2018 Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 19450 State Highway 249, Suite 200, Houston, Texas 77070 on May 23, 2018, at 8:00 a.m., Central Time, and at any continuation, postponement or adjournment of the Annual Meeting. Holders of record of shares of our common stock, $0.01 par value (“Common Stock”), and the holder of the share of preferred stock, par value $0.01 per share (the “Special Voting Share” and together with the Common Stock, the “Voting Stock”), at the close of business on April 2, 2018 (the “Record Date”), will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement, or adjournment of the Annual Meeting.

As of the Record Date, there were approximately 44,631,101 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. In addition, the holder of the Special Voting Share is entitled to vote on all matters that a holder of our Common Stock is entitled to vote on and is entitled to cast a number of votes equal to the number of exchangeable shares of NCS Multistage Inc. (“NCS Canada”) then outstanding that are not owned by the Company or its affiliates, multiplied by the exchange ratio (as defined in NCS Canada articles of incorporation). As of April 2, 2018, the exchangeable shares of NCS Canada can be exchanged for 1,326,935 shares for our Common Stock.

This Proxy Statement and our Annual Report to Stockholders for the year ended December 31, 2017 (the “2017 Annual Report”) will be released on or about April 11, 2018, to holders of our stock on the Record Date.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on May 23, 2018. This Proxy Statement and our 2017 Annual Report are available at http://www.proxyvote.com. You will need your 16-digit control number to access and view these materials.

PROPOSALS

At the Annual Meeting, our stockholders will be asked:

•	To elect Michael McShane, Gurinder Grewal and Franklin Myers as Class I Directors to serve until our 2021 Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

•	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

•	To approve our Employee Stock Purchase Plans.

In addition, we will consider the transaction of any other business properly brought at the Annual Meeting or any adjournment or postponement thereof.

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

RECOMMENDATIONS OF THE BOARD

The Board recommends that you vote your shares as indicated below. If you return a properly completed proxy card, or vote your shares by telephone or Internet, your Voting Stock will be voted on your behalf as you direct. The Board of Directors recommends that you vote:

•	FOR the election of Michael McShane, Gurinder Grewal and Franklin Myers as Class I Directors;

•	FOR the ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

•	FOR the approval of our Employee Stock Purchase Plans.

INFORMATION ABOUT THIS PROXY STATEMENT

Why You Received This Proxy Statement. You are viewing or have received these proxy materials because the Company’s Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting, which will be held at 19450 State Highway 249, Suite 200, Houston, Texas 77070 on May 23, 2018. As a stockholder, you are invited to participate in the Annual Meeting and to vote on the business items described in this Proxy Statement. This Proxy Statement includes information that we are required to provide to you under the rules of the United States Securities and Exchange Commission (“SEC”) and that is designed to assist you in voting your shares.

Notice of Internet Availability of Proxy Materials. As permitted by SEC rules, we are making this Proxy Statement and our 2017 Annual Report available to our stockholders electronically via the Internet. On or about April 11, 2018, we sent by mail or email to our stockholders a Notice of Internet Availability of Proxy Materials (the “Internet Notice”) containing instructions on how to access this Proxy Statement and our 2017 Annual Report and to vote online. If you received an Internet Notice, you will not receive a printed copy of the proxy materials in the mail unless you specifically request them. Instead, the Internet Notice instructs you how to access and review all of the important information contained in the Proxy Statement and 2017 Annual Report. The Internet Notice also instructs you how you may submit your proxy over the Internet. If you received an Internet Notice and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials contained in the Internet Notice. In addition, the Internet Notice contains instructions on how you may request proxy materials in printed form by mail or electronically on an ongoing basis.

Printed Copies of Our Proxy Materials. If you received printed copies of our proxy materials, then instructions regarding how you can vote are contained on the proxy card included in the materials.

Householding. The SEC’s rules permit us to deliver a single Internet Notice or set of proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one Internet Notice or one set of proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the Internet Notice or proxy materials, as requested, to any stockholder at the shared address to which a single copy of those documents was delivered. Alternatively, stockholders sharing an address who are receiving multiple copies of the proxy materials or Internet Notice, as applicable, may request to receive a single copy of such materials in the future. Instructions for making these requests are provided below under “Questions and Answers about the 2018 Annual Meeting of Stockholders.”

QUESTIONS AND ANSWERS ABOUT THE 2018 ANNUAL MEETING OF STOCKHOLDERS

Who Is Entitled to Vote at the Annual Meeting?

Each holder of shares of Common Stock issued and outstanding as of the close of business on April 2, 2018 (the Record Date for the Annual Meeting) is entitled to cast one vote per share on all items being voted on at the Annual Meeting and the holder of the Special Voting Share on such date is entitled to cast a number of votes equal to the number of exchangeable shares of NCS Canada then outstanding that are not owned by the Company or its affiliates, multiplied by the exchange ratio (as defined in NCS Canada articles of incorporation). You may vote all shares owned by you as of that time, including (a) shares held directly in your name as the stockholder of record, and (b) shares held for you as the beneficial owner through a broker, trustee or other nominee. At the close of business on the Record Date, there were 44,631,101 shares of Common Stock issued and outstanding and entitled to vote at the Annual Meeting and the Special Voting Share represents an additional 1,326,935 shares issued and outstanding and entitled to vote at the Annual Meeting.

What Is the Difference Between Being a “Record Holder” and Holding Shares in “Street Name” as a Beneficial Owner?

A record holder holds shares in his or her own name. Shares held in “street name” means shares that are held in the name of a broker, trustee or other nominee on a person’s behalf. If your shares are held in “street name” you are considered the “beneficial owner” of those shares. As the beneficial owner, you have the right to direct your broker, trustee or other nominee how to vote. You may also vote your shares during the Annual Meeting. Most of our stockholders are beneficial owners who hold their shares in street name rather than directly in their own name.

Am I Entitled to Vote If My Shares Are Held in “Street Name”?

Yes. If you are a beneficial owner whose shares are held in street name you have the right to direct your broker, trustee or other nominee how to vote your shares, and the nominee is required to vote your shares in accordance with your instructions. You may also vote your shares during the Annual Meeting by attending the Annual Meeting and voting your shares at that time.

How May I Obtain a Paper Copy of the Proxy Materials?

Stockholders receiving an Internet Notice will find instructions about how to obtain a paper copy of the proxy materials on their Internet Notice. Stockholders receiving an Internet Notice by email will find instructions about how to obtain a paper copy of the proxy materials as part of that email. All stockholders who do not receive an Internet Notice or an email will receive a paper copy of the proxy materials by mail.

I Share an Address with Another Stockholder, and We Received Only One Paper Copy of the Proxy Materials or Internet Notice. How May I Obtain an Additional Copy?

If you share an address with another stockholder, you may receive only one paper copy of the proxy materials or Internet Notice, as applicable, unless you have provided contrary instructions. If you are a beneficial owner and wish to receive a separate set of proxy materials or Internet Notice, please request the additional copy by contacting your individual broker, trustee or other nominee. If you are a stockholder of record and wish to receive a separate set of the proxy materials or Internet Notice, please request the additional copy by contacting Broadridge Financial Solutions, Inc. (“Broadridge”) at:

By Internet: www.proxyvote.com

By telephone: 1-800-579-1639

By email: sendmaterial@proxyvote.com

If you request a separate set of the proxy materials or Internet Notice by email, please be sure to include your control number in the subject line. A separate set of proxy materials or Internet Notice, as applicable, will be sent promptly following receipt of your request.

If you are a stockholder of record sharing an address who is receiving a single copy of the proxy materials or Internet Notice, as applicable, and wish to receive a separate set of proxy materials or Internet Notice, as applicable, in the future, please contact our transfer agent, Computershare Trust Company, N.A (“Computershare”) at the following address: Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island, 02940, or call Computershare at 1-888-218-4392.

If you are the beneficial owner of shares held through a broker, trustee or other nominee sharing an address who is receiving a single copy of the proxy materials or Internet Notice, as applicable, and you wish to receive a separate set of proxy materials or Internet Notice, as applicable, in the future, please contact Broadridge at the following address: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 or call Broadridge at 1-866-540-7095.

In addition, all stockholders also may write to us at the address below to request a separate set of proxy materials or Internet Notice, as applicable:

NCS Multistage Holdings, Inc.

19450 State Highway 249, Suite 200

Houston, Texas 77070

Attn: Secretary

I Share an Address with Another Stockholder, and We Received More Than One Paper Copy of the Proxy Materials or Internet Notice. How Do We Obtain a Single Copy in the Future?

Stockholders of record sharing an address who are receiving multiple copies of the proxy materials or Internet Notice, as applicable, and who wish to receive a single copy of such materials in the future may contact Computershare at the following address: Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rhode Island, 02940, or call Computershare at 1-888-218-4392.

Beneficial owners of shares held through a broker, trustee or other nominee sharing an address who are receiving multiple copies of the proxy materials or Internet Notice, as applicable, and who wish to receive a single copy of such materials in the future may contact Broadridge at the following address: Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York, 11717 or call Broadridge at 1-866-540-7095.

How Can I Attend the Annual Meeting?

You are entitled to participate in the Annual Meeting only if you were a NCS Multistage Holdings, Inc. stockholder or joint holder as of the close of business on April 2, 2018, or if you hold a valid proxy for the Annual Meeting.

You may be asked to present valid picture identification, such as a driver’s license or passport, before being admitted to the meeting. If you hold your shares in street name, you may also need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from your broker or other nominee are examples of proof of ownership.

How Many Shares Must Be Present to Hold the Annual Meeting?

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the shares entitled to vote on the Record Date will constitute a quorum.

What If a Quorum Is Not Present at the Annual Meeting?

If a quorum is not present at the scheduled time of the Annual Meeting, the chairperson of the Annual Meeting or a majority in voting power of the stockholders entitled to vote at the Annual Meeting, present in person or represented by proxy for this purpose, may adjourn the Annual Meeting.

How Do I Vote?

Even if you plan to participate in the Annual Meeting, we recommend that you vote by proxy as described below so that your vote will be counted if you later decide not to participate in the Annual Meeting. There are three ways to vote by proxy:

VIA THE INTERNET

Stockholders who have received an Internet Notice by mail may submit proxies over the Internet by following the instructions on the Internet Notice. Stockholders who have received an Internet Notice by email may submit proxies over the Internet by following the instructions included in the email. Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies over the Internet by following the instructions on the proxy card or voting instruction card.

BY TELEPHONE

Stockholders of record who live in the United States or Canada may submit proxies by telephone by calling 1-800-690-6903 and following the instructions. Stockholders of record who have received an Internet Notice by mail must have the control number that appears on their Internet Notice available when voting. Stockholders of record who received an Internet Notice by email must have the control number included in the email available when voting. Stockholders of record who have received a proxy card by mail must have the control number that appears on their proxy card available when voting. Most stockholders who are beneficial owners of their shares living in the United States or Canada and who have received a voting instruction card by mail may vote by phone by calling the number specified on the voting instruction card provided by their broker, trustee or other nominee. Those stockholders should check the voting instruction card for telephone voting availability.

BY MAIL

Stockholders who have received a paper copy of a proxy card or voting instruction card by mail may submit proxies by completing, signing and dating their proxy card or voting instruction card and mailing it in the accompanying pre-addressed envelope.

Internet and telephone voting facilities will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, or 10:59 p.m., Central Time, on May 22, 2018.

You can also vote at the Annual Meeting. You will need the 16-digit control number included on your Internet Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Can I Change My Vote After I Submit My Proxy?

Yes. If you are the stockholder of record, you may change your vote by: (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy); (2) providing a written notice of revocation to the Secretary at our offices at NCS Multistage Holdings, Inc., 19450 State Highway 249, Suite 200, Houston, Texas 77070, prior to your shares being voted; or (3) participating in the Annual Meeting and voting your shares during the Annual Meeting. Participation in the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request.

For shares you hold beneficially in the name of a broker, trustee or other nominee, you may change your vote by submitting new voting instructions to your broker, trustee or nominee, or by participating in the Annual Meeting and voting your shares during the Annual Meeting.

What Is the Deadline for Voting My Shares?

If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close during the Annual Meeting.

If you are the beneficial owner of shares held through a broker, trustee or other nominee, please follow the voting instructions provided by your broker, trustee or nominee.

What Does It Mean If I Receive More Than One Internet Notice or More Than One Set of Proxy Materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Internet Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

Who Will Count the Votes?

The person appointed as inspector of election will determine will tabulate and certify the votes.

Is My Vote Confidential?

Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, either within the Company or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the votes; and (3) to facilitate a successful proxy solicitation. Occasionally, stockholders provide written comments on their proxy card, which may be forwarded to management for review.

What If I Do Not Specify How My Shares Are to Be Voted?

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote in accordance with the recommendations of the Board of Directors.

Will Any Other Business Be Conducted at the Annual Meeting?

We know of no other business that will be presented at the Annual Meeting. If any other matter properly comes before the stockholders for a vote at the Annual Meeting, however, the proxy holders named on the Company’s proxy card will vote your shares in accordance with their best judgment.

How Many Votes Are Required for the Approval of the Proposals to Be Voted upon and How Will Abstentions and Broker Non-Votes Be Treated?

Proposal	Votes Required	Effect of Votes Withheld / Abstentions and Broker Non-Votes
Proposal 1: Election of Directors	The plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors.	Votes withheld and broker non-votes will have no effect on this proposal.
Proposal 2: Ratification of Appointment of Independent Registered Public Accounting Firm	The affirmative vote of a majority of the votes cast.	Abstentions will have no effect on this proposal. Brokers have discretion to vote on this proposal.
Proposal 3: Approval of our Employee Stock Purchase Plans	The affirmative vote of a majority of the votes cast.	Abstentions and broker non-votes will have no effect on this proposal.

What Is an Abstention and How Will Votes Withheld and Abstentions Be Treated?

A “vote withheld,” in the case of the proposal regarding the election of directors, or an “abstention,” in the case of the proposals regarding the approval of our Employee Stock Purchase Plans and the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, represents a stockholder’s affirmative choice to decline to vote on a proposal. Votes withheld and abstentions are counted as present and entitled to vote for purposes of determining a quorum, however votes withheld and abstentions will otherwise have no effect on the proposals.

What Are Broker Non-Votes and Do They Count for Determining a Quorum?

Generally, broker non-votes occur when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a particular proposal because the broker (1) has not received voting instructions from the beneficial owner and (2) lacks discretionary voting power to vote those shares. A broker is entitled to vote shares held for a beneficial owner on routine matters, such as the ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, without instructions from the beneficial owner of those shares. On the other hand, absent instructions from the beneficial owner of such shares, a broker is not entitled to vote shares held for a beneficial owner on non-routine matters, such as the approval of an equity compensation plan (such as our Employee Stock Purchase Plans) and the election of directors. Broker non-votes count for purposes of determining whether a quorum is present. However, on the proposals regarding the election of directors and the approval of our Employee Stock Purchase Plans, broker non-votes will have no effect on the proposal.

Where Can I Find the Voting Results of the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting and we will report the final results in a Current Report on Form 8-K, which we will file with the SEC shortly after the Annual Meeting.

PROPOSAL 1: ELECTION OF DIRECTORS

At the Annual Meeting, three Class I directors are to be elected to hold office until the Annual Meeting of Stockholders to be held in 2021 and until such director’s successor is elected and qualified or until such director’s earlier death, resignation or removal. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I Directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

Our Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting of stockholders following election or such director’s death, resignation or removal, whichever is earliest to occur. The current class structure is as follows: Class I, whose term will expire at the Annual Meeting; Class II, whose term will expire at the 2019 Annual Meeting of Stockholders; and Class III, whose term will expire at the 2020 Annual Meeting of Stockholders.

We currently have nine directors on our Board. The current Class I directors are Michael McShane, Gurinder Grewal and Franklin Myers, the current Class II directors are Matthew Fitzgerald, David McKenna and Robert Nipper and the current Class III directors are W. Matt Ralls, John Deane and Marty Stromquist. All three of our current Class I directors are nominated for election to our Board as Class I directors at the Annual Meeting.

As indicated in our Amended and Restated Certificate of Incorporation, our Board consists of such number of directors as determined from time to time by resolution adopted by a majority of Board then in office. Any vacancies in the Board and any additional directorships resulting from an increase in the number of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by a sole remaining director. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Because Advent International Corporation (“Advent”) controls a majority of the voting power of our Voting Stock, it controls the election of our directors.

If you submit a proxy but do not indicate any voting instructions, the persons named as proxies will vote the shares represented by the proxy to elect as Class I directors the persons whose names and biographies appear below as nominees to the Board. All of the persons whose names and biographies appear below are currently serving as our directors. If any of the nominees should become unable to serve or for good cause will not serve as a director, it is intended that votes will be cast for a substitute nominee designated by the Board or the Board may elect to reduce its size. The Board of Directors has no reason to believe that the nominees named below will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

Vote Required. The proposal regarding the election of directors requires the approval of a plurality of the votes cast. This means that the three nominees receiving the highest number of affirmative “FOR” votes will be elected as Class I directors. Votes withheld and broker non-votes will have no effect on the outcome of the vote on this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the election of the below Class I director nominees.

NOMINEES FOR CLASS I DIRECTOR (TERMS TO EXPIRE AT THE 2021 ANNUAL MEETING)

The current members of the Board of Directors who are also nominees for election as Class I Directors are as follows:

Name	Age	Served as Director Since	Positions with Company
Michael McShane	63	2012	Chairman
Gurinder Grewal	40	2012	Director
Franklin Myers	65	2017	Director

The principal occupations and business experience, for at least the past five years, of each Class I Director currently serving and nominated for election as a Class I director at the Annual Meeting are as follows:

MICHAEL MCSHANE

Mr. McShane has served as the Chairman of our Board since February 2017 and as one of our directors since December 2012. Since September 2009, Mr. McShane has been an Operating Partner for Advent in the oil and natural gas services and equipment sector. Prior to his engagement with Advent, Mr. McShane was the Chairman and Chief Executive Officer of Grant Prideco Inc., a manufacturer and supplier of oilfield drill pipe and other drill stem products. Prior to joining Grant Prideco, Mr. McShane was Senior Vice President—Finance and Chief Financial Officer of BJ Services Company, a provider of pressure pumping, cementing, stimulation and coiled tubing services for oil and natural gas operators. Mr. McShane also serves on the board of directors of Superior Energy Services, Inc., Forum Energy Technologies Inc., Enbridge Inc. and Oasis Petroleum Inc. We believe that Mr. McShane’s management experience and broad experience in the energy industry qualify him to serve as one of our directors.

GURINDER GREWAL

Mr. Grewal has served as one of our directors since December 2012. He is a managing director of Advent, focusing on investments in the energy and industrial sectors. Prior to joining Advent, Mr. Grewal was a vice president at Bain Capital where he was involved in investments in several large companies in the industrial, media and retail sectors. He currently serves on the boards of directors of BOS Solutions Ltd., Oleoducto Central S.A. (Ocensa), Quala and Culligan International Group. Mr. Grewal received an HBA from the Richard Ivey School of Business at the University of Western Ontario and an M.B.A. from Harvard Business School. We believe that Mr. Grewal’s experience in the private equity and experience in the energy industry qualify him to serve as one of our directors.

FRANKLIN MYERS

Mr. Myers has served as one of our directors since February 2017. Mr. Myers serves as Senior Advisor to Quantum Energy Partners, a Houston-based private equity firm. Mr. Myers also served as an operating adviser for Paine & Partners, LLC, a private equity fund, from 2009 through December 2012 and as Senior Advisor to Cameron International Corporation, a publicly traded provider of flow equipment products, from April 2008 through March 2009, prior to which, from 2003 through March 2008, he served as the Senior Vice President and Chief Financial Officer. From 1995 to 2003, he served as Senior Vice President and President of a division within Cooper Cameron Corporation, as well as General Counsel and Secretary. Prior to joining Cooper Cameron Corporation in 1995, Mr. Myers served as Senior Vice President and General Counsel of Baker Hughes, and as attorney and partner at the law firm of Fulbright & Jaworski (now known as Norton Rose Fulbright). Mr. Myers currently serves on the board of directors of ION Geophysical Corporation, Comfort Systems USA, Inc. and HollyFrontier Corporation. We believe that Mr. Myers’s management experience and experience serving as a director of numerous public companies qualify him to serve as one of our directors.

CONTINUING MEMBERS OF THE BOARD: CLASS II DIRECTORS (TERMS TO EXPIRE AT THE 2019 ANNUAL MEETING)

The current members of the Board of Directors who are Class II Directors are as follows:

		Served as
Name	Age	Director Since	Positions with Company
Matthew Fitzgerald	60	2017	Director
David McKenna	50	2012	Director
Robert Nipper	54	2012	Chief Executive Officer and Director

The principal occupations and business experience, for at least the past five years, of each Class II Director are as follows:

MATTHEW FITZGERALD

Mr. Fitzgerald has served as one of our directors since February 2017. Mr. Fitzgerald is now a private investor and volunteer instructor and counselor with SCORE (Service Corp of Retired Executives), an affiliate of the Small Business Administration. From 2009 until July 2013, Mr. Fitzgerald served as President of Total Choice Communications LLC, a wireless retailer in Houston, Texas. Mr. Fitzgerald retired from Grant Prideco, Inc. following its merger with National Oilwell Varco in 2008. He had served as Senior Vice President and Chief Financial Officer beginning in January 2004 and as Treasurer beginning in February 2007. Mr. Fitzgerald held the positions of Executive Vice President, Chief Financial Officer, and Treasurer of Veritas DGC from 2001 until January 2004. Mr. Fitzgerald also served as Vice President and Controller for BJ Services Company from 1989 to 2001. Mr. Fitzgerald currently serves on the board of directors, as chairman of the audit committee and the corporate governance and nominating committee of Independence Contract Drilling, Inc. He also currently serves on the board of directors and as chairman of the audit committee of Oasis Midstream Partners LP. He previously served on the board of directors of Rosetta Resources, Inc. and Maverick Oil and Gas, Inc. Mr. Fitzgerald began his career as a certified public accountant with the accounting firm of Ernst & Whinney. He holds a Bachelor of Business Administration in Accounting and a Masters in Accountancy from the University of Florida. We believe that Mr. Fitzgerald’s diverse management experience and experience serving as a director qualify him to serve as one of our directors.

DAVID MCKENNA

Mr. McKenna has served as one of our directors since December 2012. He is a managing partner of Advent and coordinates the firm’s investment efforts in the North American industrial sector. Mr. McKenna joined Advent in 1992 and for eight years held various positions, including head of the firm’s Hong Kong office. In 2000, he joined Bain Capital, where he spent three years as a senior dealmaker working on large investments in the industrial, retail and consumer sectors before rejoining Advent in 2003. Mr. McKenna currently serves on the boards of directors of BOS Solutions Ltd., RGL Reservoir Management Inc., Serta Simmons Bedding LLC and Culligan International Group and previously served on the boards of ABC Supply Co. Inc., Aspen Technology Inc., Boart Longyear Limited, Bradco Supply and Keystone Automotive Operations Inc. He holds an A.B. in English from Dartmouth College. We believe that Mr. McKenna’s experience at Advent and experience as a director of numerous private and public companies qualify him to serve as one of our directors.

ROBERT NIPPER

Mr. Nipper is our Chief Executive Officer, a position he has held since November 2016. He has served as a member of our Board since 2012. He previously served as our Chief Executive Officer from December 2012 until April 2016 and as Executive Chairman from April 2016 until February 2017. Mr. Nipper co-founded NCS in 2006 and has served on our Board since December 2012. He has more than 30 years of industry experience and has invented several patented technologies relating to downhole oil and natural gas and geothermal service equipment. Prior to founding NCS, Mr. Nipper spent 18 years with Tri-State Oil Tools Inc. and Baker Hughes, including various operations and sales management positions. Prior to leaving Baker Hughes, he held the position of North American Marketing Manager. We believe Mr. Nipper’s extensive experience as the co-founder of NCS and over 30 years of industry experience provide insight and informational knowledge about our company and qualify him to serve as one of our directors.

CONTINUING MEMBERS OF THE BOARD: CLASS III DIRECTORS (TERMS TO EXPIRE AT THE 2020 ANNUAL MEETING)

The current members of the Board of Directors who are Class III directors are as follows:

		Served as
Name	Age	Director Since	Positions with Company
W. Matt Ralls	68	2017	Director
John Deane	66	2012	Director
Marty Stromquist	58	2010	President and Director

The principal occupations and business experience, for at least the past five years, of each Class III Director are as follows:

W. MATT RALLS

Mr. Ralls has served as one of our directors since March 2017. Mr. Ralls previously served as Executive Chairman of Rowan Companies plc from April 2014 to April 2016, its Chief Executive Officer from January 2009 until April 2014, and its President and Chief Executive Officer from January 2009 to April 2013. Mr. Ralls served as Senior Vice President and Chief Financial Officer from 2001 to 2005 and as Executive Vice President and Chief Operating Officer of GlobalSantaFe Corporation from 2005 until the completion of the merger of GlobalSantaFe with Transocean, Inc. in 2007. Mr. Ralls currently serves on the board of directors Cabot Oil & Gas Corporation and Superior Energy Services, Inc. Mr. Ralls previously served on the boards of several other publicly traded companies as well as the boards of the American Petroleum Institute, the National Oceanic Industries Association and the International Association of Drilling Contractors. We believe that Mr. Ralls’ boardroom experience and broad management experience in the oil and gas industry qualify him to serve as one of our directors.

JOHN DEANE

Mr. Deane has served as one of our directors since December 2012 and served as Chairman of the Board from December 2012 to April 2016. Since October 2009, Mr. Deane has been an Operating Partner for Advent in the oil and natural gas industry, primarily in the services sector, and sits on the board of BOS Solutions Ltd. and RGL Reservoir Management Inc. Prior to his engagement with Advent, Mr. Deane served as President of ReedHycalog, L.P., Vice President of Schlumberger Limited, President of Hycalog and numerous executive and technical positions with Reed Tool Co. and Camco Intl. Mr. Deane has over 40 years of experience in the oil and natural gas industry, specializing in drilling technology. Mr. Deane holds a B.S. in Physics from the Colorado School of Mines. We believe that Mr. Deane’s management experience and expertise in the oil and natural gas industry qualify him to serve as one of our directors.

MARTY STROMQUIST

Mr. Stromquist is our President, a position he has held since November 2016. He has served as a member of our Board since January 2010. Mr. Stromquist co-founded NCS and served as Chief Operating Officer from January 2010 to June 2015, Chief Technology Officer from June 2015 to March 2016 and Chief Executive Officer from March 2016 to November 2016, before being named to his current position. He has served in technical and management positions in the oil and natural gas industry for more than 35 years, in both service company and producer roles. He co-founded Cemblend Systems, Inc. (“Cemblend”), which provided cementing solutions, and Frac Source, Inc., which specialized in stimulation services for unconventional reservoirs. He also served as operations manager of the well services group for Pioneer Natural Resources USA, Inc., and as technical manager for stimulation services for Halliburton Energy Services Canada. He holds numerous patents for completion-related tools, processes and downhole procedures, and he has authored numerous technical papers and articles. We believe Mr. Stromquist’s extensive experience as the co-founder of NCS and over 35 years of industry experience provide insight and informational knowledge about our company and qualify him to serve as one of our directors.

We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service, and we have highlighted particularly noteworthy attributes for each Board member in the individual biographies above. There are no family relationships between or among our directors and executive officers.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2018. Our Board has directed that this appointment be submitted to our stockholders for ratification. Although ratification of our appointment of PricewaterhouseCoopers LLP is not required, we value the opinions of our stockholders and believe that stockholder ratification of our appointment is a good corporate governance practice.

PricewaterhouseCoopers LLP also served as our independent registered public accounting firm for the fiscal year ended December 31, 2017. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with us in any capacity other than as our auditors, providing audit and non-audit related services. A representative of PricewaterhouseCoopers LLP is expected to attend the Annual Meeting to respond to appropriate questions from stockholders and will be afforded the opportunity to make a statement at the Annual Meeting, if he or she desires to do so.

If the appointment of PricewaterhouseCoopers LLP is not ratified by the stockholders, the Audit Committee will consider this fact when it appoints the independent auditors for the year ending December 31, 2018. Even if the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee retains the discretion to appoint a different independent auditor at any time if it determines that such a change is in the interests of the Company.

Vote Required. This proposal requires the approval of the affirmative vote of a majority of the votes properly cast. Abstentions and broker non-votes will have no effect with respect to this proposal. Because brokers have discretionary authority to vote on the ratification of the appointment of PricewaterhouseCoopers LLP, we do not expect any broker non-votes in connection with this proposal.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm.

PROPOSAL 3: APPROVAL OF EMPLOYEE STOCK PURCHASE PLANS

We are asking our stockholders to approve the adoption of our Employee Stock Purchase Plan for US Employees (the “US ESPP”) and our Employee Stock Purchase Plan for Non-US Employees (the “Non-US ESPP” and together with the US ESPP, the “Plans” and each a “Plan”). The Plans were adopted by our Board of Directors on August 3, 2017, subject to stockholder approval at our first annual meeting following adoption by the Board.

The Plans enable eligible employees of the Company and certain of its subsidiaries to use payroll deductions to purchase Common Stock and thereby acquire an ownership interest in the Company. The US ESPP is intended to qualify as an “employee stock purchase plan” meeting the requirements of Section 423 of the United States Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Non-US ESPP is not intended to qualify under Section 423 of the Internal Revenue Code.

The maximum aggregate number of shares of Common Stock that may be purchased under the Plans is 2,000,000. This represents 4.5% of the total number of shares of our Common Stock currently outstanding and 4.4% of the voting power of the Voting Stock as of April 2, 2018. In establishing the number of shares of Common Stock that may be purchased under the Plans, our Board of Directors considered the potential dilutive impact to stockholders and the projected participation rate over the term of the Plans.

The following summary of the Plans is qualified in its entirety by reference to the full text of the Plans which is set forth in Annex A (US ESPP) and Annex B (Non-US ESPP). The summary applies to both the US ESPP and the Non-US ESPP except as otherwise described below.

Vote Required. This proposal requires the approval of the affirmative vote of a majority of the votes properly cast. Abstentions and broker non-votes will have no effect with respect to this proposal. Brokers do not have discretionary authority to vote on the approval of the Plans.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors unanimously recommends a vote FOR the Approval of the Employee Stock Purchase Plans.

SUMMARY OF THE PLANS

Administration. The Plans are administered by the Compensation, Nominating and Governance Committee or such other committee of the Board or the Board as a whole, in each case as determined by the Board (the “Committee”). The Committee has the authority to construe and interpret the Plans; to prescribe, amend and rescind rules relating to the Plans’ administration; and to take any other actions necessary or desirable for the administration of the Plans including, without limitation, adopting sub-plans applicable to particular subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Internal Revenue Code. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plans. The decisions of the Committee are final and binding.

Shares Subject to the Plan. The maximum aggregate number of shares of Common Stock that may be issued under the Plans is 2,000,000. In the event of any change in our outstanding Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plans, the Committee will adjust, in a manner it deems equitable, the number and kind of shares of stock that may be granted or delivered under the Plans and the purchase price per share in a manner that complies with Section 423 of the Internal Revenue Code.

Eligibility. Any employee of the Company or a participating subsidiary may participate in the Plans, other than employees, (a) whose customary employment is for less than twenty (20) hours per week, (b) whose customary employment is for not more than five (5) months in any calendar year or (c) who has been employed for less than thirty (30) days prior to the beginning of an offering period, in each case, unless any such requirement are expressly waived for all employees by the Committee. The Committee has the discretion to exclude employees who have been employed for less than two (2) years or who are highly compensated employees (within the meaning of Section 414(q) of the Internal Revenue Code) from participation in the Plans. Under the Plans, participating subsidiaries include any subsidiary (within the meaning of Section 424(f) of the Internal Revenue Code) of the Company that has been designated by the Committee as eligible to participate in the US ESPP or the Non-US ESPP.

As of April 2, 2018, approximately 400 employees would be eligible to participate in the Plans, including certain of our executive officers.

Offering Periods. The Plans allow eligible employees to purchase Common Stock for twelve-month offering periods, commencing on January 1 of each year; provided that the first offering period under the Plans commenced on October 16, 2017, and will end on December 31, 2018. The Committee may change the commencement date, the ending date and the duration of the offering periods (subject to a maximum offering period of 27 months). If the Plans are not approved by stockholders at the Annual Meeting, the Plans will be terminated on or before the end of the first offering period, any accumulated payroll deductions will be returned to the applicable participants, and no shares will be sold under the Plans.

Method of Participation. Shares of Common Stock will be purchased under the Plans on the last trading day of each offering period (a “purchase date”) using accumulated payroll deductions, unless the Committee provides otherwise with respect to the employees of a participating subsidiary in a manner consistent with Section 423 of the Internal Revenue Code. In order to participate in the Plans, an eligible employee must complete and submit to the Company an enrollment form including a payroll deduction authorization in accordance with procedures prescribed by the Committee. Participation in the Plans is entirely voluntary.

Participation will be effective as of the first day of an offering period. Participants may elect payroll deductions in an amount equal to 1% up to 18% of the participant’s total eligible compensation per payroll period within an offering period up to a maximum of $25,000 per offering period; provided that the limit is $50,000 for the first offering period. Eligible compensation includes base salary, wages, annual bonus and overtime pay. During an offering period, a participant may not change the rate of his or her payroll deductions applicable to that offering period. A participant may decrease (including cancelling) or increase his or her rate of payroll deductions for future offering periods by submitting a new enrollment form authorizing the new rate of payroll deductions at least 30 days before the start of the next offering period. The deduction rate selected by the participant shall remain in effect for subsequent offering periods unless the participant submits a new enrollment form, withdraws from the Plans or terminates employments or otherwise becomes ineligible to participate in the Plans.

Grant and Exercise of Option to Purchase. On the first trading day of each offering period, each participant in that offering period will be granted an option to purchase, on the purchase date, a number of shares of Common Stock determined by dividing the participant’s accumulated payroll deductions by the applicable purchase price; provided, however, that in no event shall any participant purchase more than 2,083 shares of Common Stock per offering period; provided that for the first offering period a participant may not purchase more than 2,422 shares of Common Stock.

The number of shares of Common Stock which a participant may purchase may be reduced if the offering is over-subscribed or if the total number of shares of Common Stock purchased by all participants in such offering would exceed the total number of shares of Common Stock remaining available under the applicable Plan. If the Committee determines that, on a particular purchase date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the applicable Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

In addition, no participant will be granted an option under a Plan if (i) immediately after the grant of the option, such employee (or any other person whose stock would be attributed to such employee pursuant to Section 424(d) of the Internal Revenue Code) would own capital stock of the Company and/or hold outstanding options to purchase stock, in the aggregate, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (as described in Section 423 of the Internal Revenue Code) of the Company and its subsidiaries to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

Purchase Price. The purchase price per share of our Common Stock applicable to purchases during each offering period under the Plans will be the lesser of (i) 85% (or such greater percentage as the Committee may designate) of the fair market value per share on the offering date or (ii) 85% (or such greater percentage as the Committee may designate) of the fair market value per share on the purchase date, provided that in no event shall it be less than par value.

Withdrawal. A participant may withdraw from any offering by submitting to the Company a revised enrollment form indicating his or her election to withdraw at least 30 days before the end of the offering period. Accumulated payroll deductions held on behalf of the withdrawing participant that have not been used to purchase shares of Common Stock shall be paid to the participant promptly following receipt of the enrollment form indicating his or her election to withdraw and the participant’s option shall be automatically terminated. If a participant withdraws from an offering period, no payroll deductions will be made during any succeeding offering period, unless the participant re-enrolls.

Termination of Eligibility. Upon the termination of a participant’s employment with the Company or a subsidiary, or in the event the participant otherwise ceases to qualify as an eligible employee, the participant will be deemed to have withdrawn from the Plan and any accumulated payroll deductions that have not been used to purchase shares of Common Stock shall be returned to the participant and the participant’s option shall be automatically terminated.

Stockholder Rights. No participant will have any stockholder rights with respect to the Common Stock covered by his or her option until the shares purchased on the participant’s behalf are actually transferred to the participant’s account.

Transferability. Payroll deductions credited to a participant, rights with respect to the exercise of an option, or any rights to receive Common Stock under the Plans may not be assigned, transferred, pledged or otherwise disposed of in any way by the participant, other than by will, the laws of descent and distribution and in accordance with a designation of a beneficiary provided by the participant prior to the participant’s death.

Amendment and Termination of the ESPP. The Committee may, in its sole discretion, amend, suspend or terminate either or both Plans at any time and for any reason. If a Plan is terminated, the Committee may elect to terminate all outstanding offering periods either immediately or once shares of Common Stock have been purchased on the next purchase date (which may, in the discretion of the Committee, be accelerated) or permit offering periods to expire in accordance with their terms (and subject to any adjustment in accordance with the applicable Plan). If any offering period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to participants.

Effective Date. The Plans became effective upon adoption by the Board of Directors on August 3, 2017, subject to stockholder approval at our first annual meeting following adoption by the Board.

Change of Control. In the event of a “change of control” as defined in the Plans, the Committee shall have the power and discretion to (i) continue the offering period in effect on the date of such change of control, (ii) shorten the offering period then in progress by setting a new purchase date which shall be before the date of the Company’s proposed change of control, (iii) substitute shares of Common Stock available under the Plans with shares of common stock of the surviving company or its parent, or (iv) terminate the Plans and return any payroll deductions that have not been used to purchase shares of Common Stock to the participants.

New Plan Benefits. Benefits and purchases of our Common Stock under the Plans depend on elections made by employees and the fair market value of our Common Stock on dates in the future. As a result, it is not possible to determine the benefits that will be received by eligible executive officers and other employees in the future under the Plans.

U.S. FEDERAL INCOME TAX CONSEQUENCES RELATING TO THE PLANS

The following is a summary of certain material U.S. federal income tax consequences in effect today associated with the grant and exercise of purchase rights under the Plans under current federal tax laws and certain other tax considerations associated with purchase rights under the Plans. The summary does not address tax rates or non-U.S., state or local tax consequences, nor does it address employment tax or other federal tax consequences except as noted.

The US ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code. In general, an employee will not recognize U.S. taxable income until the sale or other disposition of Common Stock purchased under the US ESPP (the “ESPP Shares”). Upon such sale or disposition, the employee will generally be subject to tax in an amount that depends on the employee’s holding period with respect to the ESPP Shares.

If the ESPP Shares are sold or disposed of more than one year from the date of purchase and more than two years after the first day of the offering period in which they were purchased, or upon the employee’s death while owning the ESPP Shares, the employee will recognize ordinary income in an amount generally equal to the lesser of: (i) an amount equal to the excess of the fair market value of the ESPP Shares on the first day of the offering period over the purchase price, and (ii) the excess of the sale price of the ESPP Shares over the purchase price. Any additional gain will be treated as long-term capital gain. If the ESPP Shares held for the periods described above are sold and the sale price is less than the purchase price, then the employee will recognize a long-term capital loss in an amount equal to the excess of the purchase price over the sale price of the ESPP Shares.

If the ESPP Shares are sold or otherwise disposed of before the expiration of the holding periods described above, other than following the employee’s death while owning the ESPP Shares, the employee generally will recognize as ordinary income an amount equal to the excess of the fair market value of the ESPP Shares on the date the ESPP Shares were purchased over the sale price. Any additional gain or loss on such sale or disposition will be long-term or short-term capital gain or loss, depending on the employee’s holding period with respect to the ESPP Shares.

We are not entitled to a U.S. corporate income tax deduction for amounts taxed as ordinary income or capital gain to an employee except to the extent of ordinary income recognized upon a sale or disposition of ESPP Shares prior to the expiration of the holding periods described above.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table shows information relating to the number of shares of Common Stock authorized for issuance under our equity compensation plans as of December 31, 2017:

			Number of Securities
	Securities to be Issued	Weighted Average	Remaining Available
	Upon Exercise of	Exercise Price of	for Future Issuance
	Outstanding Options,	Outstanding Options,	Under Equity
December 31, 2017	Warrants and Rights	Warrants and Rights	Compensation Plans
Equity compensation plans
Approved by stockholders	3,291,189	$5.15	4,352,382
Not approved by stockholders(1)	—	$—	2,000,000

(1)	Reflects 2,000,000 shares of Common Stock available for future issuance under the Plans as of December 31, 2017.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The Audit Committee has reviewed the Company’s audited financial statements for the year ended December 31, 2017, and has discussed these financial statements with management and the Company’s independent registered public accounting firm. The Audit Committee has also received from, and discussed with, the Company’s independent registered public accounting firm various communications that such independent registered public accounting firm is required to provide to the Audit Committee, including the matters required to be discussed by statement on Auditing Standards No. 1301, as amended, as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Company’s independent registered public accounting firm also provided the Audit Committee with a formal written statement required by PCAOB Rule 3526 (Communications with Audit Committees Concerning Independence) describing all relationships between the independent registered public accounting firm and the Company, including the disclosures required by the applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. In addition, the Audit Committee discussed with the independent registered public accounting firm its independence from the Company. Based on its discussions with management and the independent registered public accounting firm, and its review of the representations and information provided by management and the independent registered public accounting firm, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017.

Matthew Fitzgerald (Chairman)

Franklin Myers

W. Matt Ralls

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS

The following table summarizes the fees of PricewaterhouseCoopers LLP, our independent registered public accounting firm, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two fiscal years for other services:

Fee Category	Fiscal 2017	Fiscal 2016
Audit Fees	$1,093,450	$606,762
Audit-Related Fees	83,165	1,161,998
Tax Fees	280,652	44,389
All Other Fees	1,904	—

Total Fees	1,459,171	1,813,149

Audit Fees. Audit fees consist of fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with regulatory filings or engagements.

Audit-Related Fees. Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.” The amount in 2016 relates primarily to services performed in connection with our initial public offering.

Tax Fees. Tax fees comprise fees for a variety of permissible services relating to international tax compliance, tax planning and tax advice.

All Other Fees. All other fees were paid for an online technical research tool.

Audit Committee Pre-Approval Policy and Procedures. Our Audit Committee’s charter provides that the Audit Committee must consider and, in its discretion, pre-approve any audit or non-audit service provided to us by our independent registered public accounting firm. The Audit Committee may delegate authority to one or more subcommittees of the Audit Committee consistent with law and applicable rules and regulations of the SEC and the NASDAQ Stock Market (“NASDAQ”).

For the year ended December 31, 2017, all fees of PricewaterhouseCoopers LLP were reviewed and pre-approved by the Audit Committee.

CORPORATE GOVERNANCE

GENERAL

Our Board of Directors has adopted Corporate Governance Guidelines, a Code of Business Conduct and Ethics and charters for our Compensation, Nominating and Governance Committee and Audit Committee to assist the Board in the exercise of its responsibilities and to serve as a framework for the effective governance of the Company. You can access our current committee charters, our Corporate Governance Guidelines and our Code of Business Conduct and Ethics in the “Corporate Governance” section of the “Investors” page of our website located at http://ir.ncsmultistage.com, or by writing to our Secretary at our offices at NCS Multistage Holdings, Inc., 19450 State Highway 249, Suite 200, Houston, Texas 77070.

Code of Business Conduct and Ethics. We have a Code of Business Conduct and Ethics that applies to our employees, officers and directors, and all subsidiaries and entities controlled by us. A copy of the code is available in the “Corporate Governance” section of the “Investors” page of our website located at http://ir.ncsmultistage.com. Any amendments to or waivers from our code for our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, will be disclosed on our Internet website promptly following the date of such amendment or waiver.

Corporate Governance Guidelines. Our Board has adopted Corporate Governance Guidelines in accordance with the NASDAQ corporate governance rules that serve as a flexible framework within which our Board and its committees operate. These guidelines cover a number of areas including: the duties and responsibilities of the Board; director independence; Board leadership structure; executive sessions; Chief Executive Officer evaluations; management development and succession planning; director nomination, qualification and election; director orientation and continuing education; Board agenda, materials, information and presentations; director access to company employees and independent advisers; Board communication with stockholders and others; director compensation; and annual board and committee performance evaluations. A copy of our Corporate Governance Guidelines is posted in the “Corporate Governance” section of the “Investors” page of our website located at http://ir.ncsmultistage.com.

BOARD COMPOSITION

Our business and affairs are managed under the direction of our Board of Directors. Our Board of Directors currently consists of nine members: Michael McShane, John Deane, Matthew Fitzgerald, Gurinder Grewal, David McKenna, Franklin Myers, W. Matt Ralls, Robert Nipper and Marty Stromquist. Following the Annual Meeting, we expect that the Board will consist of nine members. As indicated in our Amended and Restated Certificate of Incorporation, our Board consists of such number of directors as determined from time to time by resolution adopted by a majority of the total number of authorized directors. Any additional directorships resulting from an increase in the number of directors may be filled only by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by the sole director if only one director then remains in office.

Our Board is divided into three classes with staggered, three-year terms. At each annual meeting of stockholders, the successor to each director whose term then expires will be elected to serve from the time of election and qualification until the third annual meeting following election or such director’s death, resignation or removal, whichever is earliest to occur. Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Because Advent controls a majority of the voting power of our Voting Stock, it controls the election of our Directors.

DIRECTOR INDEPENDENCE AND CONTROLLED COMPANY EXEMPTION

Advent beneficially owns common stock representing more than 50% of the voting power of our Voting Stock eligible to vote in the election of directors. As a result, we qualify as a “controlled company” and avail ourselves of certain “controlled company” exemptions under the NASDAQ corporate governance rules. As a controlled company, we are not required to have a majority of “independent directors” on our Board of Directors as defined under the NASDAQ rules, or have a compensation, nominating or governance committee composed entirely of independent directors.

Even though we qualify as a controlled company, we have a majority of independent directors serving on our Board of Directors and our Compensation, Nominating and Governance Committee is composed entirely of independent directors. Our Board has affirmatively determined that Messrs. McShane, Deane, Fitzgerald, Grewal, McKenna, Myers and Ralls are independent directors under the applicable NASDAQ rules. In evaluating and determining the independence of the directors, the Board considered that the Company may have certain relationships with its directors. Specifically, the Board considered that Messrs. McShane, Deane, Grewal and McKenna are affiliated with, or are operating partners of, Advent, which owns approximately 65% of our common stock as of December 31, 2017. The Board determined that this relationship does not impair their independence from us and our management.

We are not required to maintain compliance with NASDAQ’s director independence requirements and may choose to change our Board or committee composition or other arrangements in the future to manage our corporate governance in accordance with the controlled company exemption. If we cease to be a controlled company, we will be required to comply with NASDAQ’s corporate governance requirements applicable to listed companies, subject to a permitted “phase-in” period.

The “controlled company” exemption does not modify the independence requirements for the Audit Committee. NASDAQ and SEC rules require that our Audit Committee be composed of at least three members, subject to certain permitted phase-in rules for newly public companies and a limited NASDAQ exception. Our Audit Committee is composed entirely of independent directors.

DIRECTOR CANDIDATES

Each year, the Board proposes a slate of director nominees to stockholders for election at the annual meeting of stockholders. Stockholders may also recommend candidates for election to the Board, as described below. The Board has delegated the process of screening potential director candidates to the Compensation, Nominating and Governance Committee.

The Compensation, Nominating and Governance Committee is responsible for periodically reviewing with the Board the appropriate criteria that directors are required to fulfill in the context of the current make-up of the Board and the needs of the Board given the circumstances of the Company. In identifying and screening director candidates, the Compensation, Nominating and Governance Committee considers whether the candidates fulfill the criteria for directors approved by the Board, including integrity, objectivity, independence, sound judgment, leadership, courage and diversity of experience.

Invitations to serve as a nominee are extended by the Board itself via the Chairman of the Board and the Chairman of the Compensation, Nominating and Governance Committee.

To facilitate the search process for director candidates, the Board and the Compensation, Nominating and Governance Committee may consult with our directors and executives and outside advisors or retain search firms to assist in the search for qualified candidates, or consider director candidates recommended by our stockholders. Once potential candidates are identified, the Compensation, Nominating and Governance Committee screens candidates, evaluates candidates’ independence from us and potential conflicts of interest and determines if candidates meet the criteria approved by the Board for election as director.

The Compensation, Nominating and Governance Committee values the input of stockholders in identifying director candidates. The Compensation, Nominating and Governance Committee considers recommendations for Board candidates submitted by stockholders using substantially the same criteria it applies to recommendations from the Compensation, Nominating and Governance Committee, directors and members of management. Stockholders may submit recommendations by providing the person’s name and appropriate background and biographical information in writing to the Compensation, Nominating and Governance Committee at: NCS Multistage Holdings, Inc., 19450 State Highway 249, Suite 200, Houston, Texas 77070, Attn: Secretary.

COMMUNICATIONS WITH STOCKHOLDERS

Stockholders and other interested parties who would like to communicate with, or otherwise make his or her concerns known directly to the Chairman of the Board, the chairperson of any of the Compensation, Nominating and Governance Committee, Audit Committee, or to the non-management or independent directors as a group, may do so by addressing such communications or concerns to NCS Multistage Holdings, Inc., 19450 State Highway 249, Suite 200, Houston, Texas 77070, Attn: Chairman of the Board, who will forward such communications to the appropriate party. Such communications may be done confidentially or anonymously.

BOARD LEADERSHIP STRUCTURE AND ROLE IN RISK OVERSIGHT

Our Corporate Governance Guidelines provide that the roles of Chairman of the Board and Chief Executive Officer may be separated or combined, and our Board exercises its discretion in combining or separating these positions as it deems appropriate in light of prevailing circumstances. Currently, the roles are separate, with Mr. McShane serving as Chairman of the Board and Mr. Nipper as a Board member and Chief Executive Officer. We believe that we, like many U.S. companies, are well served by a flexible leadership structure. Our Board will continue to consider whether the positions of Chairman of the Board and Chief Executive Officer should be separated or combined at any given time as part of our succession planning process.

Our Board is responsible for overseeing our risk management process. In fulfilling this responsibility, our Board considers our general risk management strategy, assesses the most significant risks facing us, and oversees the implementation of risk mitigation strategies by management. Our Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and significant transactions. The Board does not believe that its role in the oversight of our risks affects the Board’s leadership structure.

ATTENDANCE BY MEMBERS OF THE BOARD OF DIRECTORS AT MEETINGS AND EXECUTIVE SESSIONS

There were six meetings of the Board during the year ended December 31, 2017. During the year ended December 31, 2017, each director attended at least 75% of the aggregate of (i) all meetings of the Board and (ii) all meetings of the committees on which the director served during the period in which he or she served as a director.

All directors are encouraged to attend our annual meetings of stockholders. We anticipate that all of the members of our Board will attend the Annual Meeting.

The non-management directors meet regularly without members of management present in executive session. If any of the non-management directors do not qualify as an “independent director” as set forth in our Corporate Governance Guidelines, at least once a year an additional executive session is held, attended only by independent directors. Mr. McShane, as Chairman of the Board, presides over the regularly scheduled executive sessions at which he is present.

COMMITTEES OF THE BOARD

Our Board has established an Audit Committee and a Compensation, Nominating and Governance Committee. Each committee operates under a charter approved by our Board. Each committee has the composition and primary responsibilities described below. Members serve on these committees until their resignations or until otherwise determined by our Board. The charter of each committee is available on our website.

The members of each of the Board committees are set forth in the following chart.

Name	Audit	Compensation, Nominating and Governance
Michael McShane (1)		X
John Deane (1)		Chair
Matthew Fitzgerald (1)	Chair
Gurinder Grewal (1)
David McKenna (1)
Franklin Myers (1)	X	X
W. Matt Ralls (1)	X	X
Robert Nipper
Marty Stromquist

(1)	Independent director.

AUDIT COMMITTEE

The primary purposes of our Audit Committee are to assist the Board in its oversight of our accounting and financial reporting processes and compliance with legal and regulatory requirements, including (i) producing the annual report of the Audit Committee required by the rules of the SEC and (ii) the oversight of:

•	audits of our financial statements of the Company;

•	the integrity of our financial statements;

•	our processes relating to risk management and the conduct and systems of internal control over financial reporting and disclosure controls and procedures;

•	the qualifications, engagement, compensation, independence and performance of our independent auditor, and the auditor’s conduct of the annual audit of our financial statements and any other services provided to the Company; and

•	the performance of our internal audit function.

Our Audit Committee is currently composed of Messrs. Fitzgerald, Myers and Ralls. Mr. Fitzgerald serves as chair of the Audit Committee. Messrs. Fitzgerald, Myers and Ralls each qualifies as an “audit committee financial expert” as such term has been defined by the SEC in Item 407(d)(5) of Regulation S-K. Our Board has affirmatively determined that Messrs. Fitzgerald, Myers and Ralls meet the definition of an “independent director” for the purposes of serving on the Audit Committee under applicable NASDAQ rules and Rule 10A-3 under the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee is governed by a charter that complies with the NASDAQ rules.

The Audit Committee met three times during the year ended December 31, 2017.

COMPENSATION, NOMINATING AND GOVERNANCE COMMITTEE

The primary purposes of our Compensation, Nominating and Governance Committee are to: (i) produce the annual report of the Compensation, Nominating and Governance Committee required by the rules of the SEC, (ii) assist the Board’s oversight of the Company’s employee compensation policies and practices, including:

•	determine and approve the compensation of our Chief Executive Officer and other executive officers;

•	review and approve incentive compensation and equity compensation policies and programs;

and (iii) assist the Board’s oversight of the Company’s governance policies and practices, including:

•	identify and screen individuals qualified to serve as directors and recommend to the Board candidates for nomination for election at the annual meeting of stockholders or to fill Board vacancies;

•	develop, recommend to the Board and review our Corporate Governance Guidelines;

•	coordinate and oversee the annual self-evaluation of the Board and its committees; and

•	review on a regular basis our overall corporate governance of the Company and recommend improvements for approval by the Board where appropriate.

Our Compensation, Nominating and Governance Committee is currently composed of Messrs. Deane, McShane, Myers and Ralls. Mr. Deane serves as the chairman. Our Board has affirmatively determined that Messrs. Deane, McShane, Myers and Ralls meet the definition of an “independent director” for the purposes of serving on the committee under applicable NASDAQ rules. The Compensation, Nominating and Governance Committee is governed by a charter that complies with the NASDAQ rules.

The Compensation, Nominating and Governance Committee met three times during the year ended December 31, 2017.

Role of the Compensation Consultant. The Compensation, Nominating and Governance Committee has authority to retain compensation consulting firms to assist it in the evaluation of executive officer and employee compensation and benefit programs. The Compensation, Nominating and Governance Committee has retained Mercer LLC (“Mercer”), a wholly-owned subsidiary of Marsh & McLennan Companies, Inc., as its independent compensation advisor. Mercer provides an objective perspective as to the reasonableness of our executive compensation programs and practices and their effectiveness in supporting our business and compensation objectives. During 2017, Mercer advised the Compensation, Nominating and Governance Committee with respect to compensation trends and best practices, incentive plan design including our competitive pay levels, director compensation and individual pay decisions with respect to our named executive officers and other executive officers.

In addition to executive compensation services provided to the Compensation, Nominating and Governance Committee, Mercer provided services to management which consisted primarily of human resources and compensation consulting services. The Compensation, Nominating and Governance Committee has assessed the independence of Mercer pursuant to applicable SEC and NASDAQ rules and concluded that Mercer is independent and no conflict of interests exists.

Role of the Chief Executive Officer. Within the framework of the compensation programs approved by the Compensation, Nominating and Governance Committee and based on management’s review of market competitive positions, each year our Chief Executive Officer considers each other executive officer’s performance and makes a recommendation to the Compensation, Nominating and Governance Committee on base salary, annual bonus and equity awards for each named executive officer other than himself. The Chief Executive Officer participates in Compensation, Nominating and Governance Committee meetings at the Compensation, Nominating and Governance Committee’s request to provide background information regarding the Company’s strategic objectives and to evaluate the performance of and compensation recommendations for the other executive officers. The Compensation, Nominating and Governance Committee utilizes the information provided by the Chief Executive Officer along with input from Mercer and the knowledge and experience of the Compensation, Nominating and Governance Committee’s members in making compensation decisions. The Compensation, Nominating and Governance Committee may also consult other employees, including the executive officers, when making compensation decisions, but the Compensation, Nominating and Governance Committee is under no obligation to involve the executive officers in its decision-making process. The chair of the Compensation, Nominating and Governance Committee, with input from the Chairman of the Board of Directors, recommends the Chief Executive Officer’s compensation to the Compensation, Nominating and Governance Committee in an executive session not attended by the Chief Executive Officer.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows information as of April 2, 2018, regarding the beneficial ownership of our Common Stock by:

•	each person or group who is known by us to own beneficially more than 5% of our Common Stock;

•	each member of our Board and each of our named executive officers identified in our Annual Report on Form 10-K for the year ended December 31, 2017; and

•	all members of our Board and our executive officers as a group.

Beneficial ownership of shares is determined under rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power. Except as noted by footnote, and subject to community property laws where applicable, we believe based on the information provided to us that the persons and entities named in the table below have sole voting and investment power with respect to all shares of our Common Stock shown as beneficially owned by them. Percentage of beneficial ownership is based on 44,631,101 shares of Common Stock outstanding as of April 2, 2018 (the Record Date). Shares of Common Stock subject to options currently exercisable or exercisable within 60 days of April 2, 2018, and shares of Common Stock underlying restricted stock units subject to vesting and settlement within 60 days of April 2, 2018, are deemed to be outstanding and beneficially owned by the person holding the options or restricted stock units for the purposes of computing the percentage of beneficial ownership of that person and any group of which that person is a member, but are not deemed outstanding for the purpose of computing the percentage of beneficial ownership for any other person. Except as otherwise indicated, the persons named in the table below have sole voting and investment power with respect to all shares of capital stock held by them. Unless otherwise indicated, the address for each holder listed below is c/o NCS Multistage Holdings, Inc., 19450 State Highway 249, Suite 200, Houston, Texas 77070.

	Shares of Common Stock Beneficially Owned
Name and Address of Beneficial Owner	Number of Shares		Percentage of Shares
5% stockholders
Funds managed by Advent (1)	29,568,536		66.3%
Named executive officers and directors
Robert Nipper (2)	2,205,499		4.9%
Marty Stromquist (3)	1,166,940		2.6%
Tim Willems (4)	616,027		1.4%
John Deane (5)	576,562		1.3%
Gurinder Grewal (6)	—		—
Matthew Fitzgerald	—		—
David McKenna (7)	—		—
Michael McShane (8)	636,929		1.4%
Franklin Myers	—		—
W. Matt Ralls	30,000	*
All Board members and executive officers as a group (13 persons)	5,373,459		11.7%

*	Represents beneficial ownership of less than 1% of our outstanding Common Stock.
(1)

Consists of 3,693,109 shares indirectly owned by Advent International GPE VII Limited Partnership, 3,418,124 shares indirectly owned by Advent International GPE VII-A Limited Partnership, 8,589,659 shares indirectly owned by Advent International GPE VII-B Limited Partnership, 2,729,175 shares indirectly owned by Advent International GPE VII-C Limited Partnership, 2,211,725 shares indirectly owned by Advent International GPE VII-D Limited Partnership, 6,188,694 shares indirectly owned by Advent International GPE VII-E Limited Partnership, 798,351 shares indirectly owned by Advent International GPE VII-F Limited Partnership, 798,351 shares indirectly owned by Advent International GPE

VII-G Limited Partnership, 481,968 shares indirectly owned by Advent International GPE VII-H Limited Partnership, 11,828 shares indirectly owned by Advent Partners GPE VII Limited Partnership, 29,570 shares indirectly owned by Advent Partners GPE VII-A Limited Partnership, 289,771 shares indirectly owned by Advent Partners GPE VII-B Cayman Limited Partnership, 260,204 shares indirectly owned by Advent Partners GPE VII Cayman Limited Partnership and 68,007 shares indirectly owned by Advent Partners GPE VII-A Cayman Limited Partnership. Advent-NCS Acquisition L.P. directly owns 29,568,536 shares. The general partner of Advent-NCS Acquisition L.P. is Advent-NCS GP LLC. Advent International GPE VII Limited Partnership, Advent International GPE VII-A Limited Partnership, Advent International GPE VII-B Limited Partnership, Advent International GPE VII-C Limited Partnership, Advent International GPE VII-D Limited Partnership, Advent International GPE VII-E Limited Partnership, Advent International GPE VII-F Limited Partnership, Advent International GPE VII-G Limited Partnership, Advent International GPE VII-H Limited Partnership, Advent Partners GPE VII Limited Partnership, Advent Partners GPE VII-A Limited Partnership, Advent Partners GPE VII-B Cayman Limited Partnership, Advent Partners GPE VII Cayman Limited Partnership and Advent Partners GPE VII-A Cayman Limited Partnership collectively own 100% of Advent-NCS Acquisition L.P. in pro rata proportion to the number of shares above disclosed as owned by each fund.

Advent is the manager of Advent International GPE VII LLC, which is the general partner of Advent Partners GPE VII Limited Partnership, Advent Partners GPE VII-A Limited Partnership, Advent Partners GPE VII Cayman Limited Partnership, Advent Partners GPE VII-A Cayman Limited Partnership, Advent Partners GPE VII-B Cayman Limited Partnership; and, GPE VII GP Limited Partnership, General Partner which in turn is the limited partner of Advent International GPE VII-A Limited Partnership, Advent International GPE VII-E Limited Partnership and Advent International GPE VII-H Limited Partnership; and GPE VII GP (Delaware) Limited Partnership, General Partner which in turn is the general partner of Advent International GPE VII Limited Partnership, Advent International GPE VII-B Limited Partnership, Advent International GPE VII-C Limited Partnership, Advent International GPE VII-D Limited Partnership, Advent International GPE VII-F Limited Partnership and Advent International GPE VII-G Limited Partnership. Advent exercises voting and investment power over the shares held by each of these entities and may be deemed to have beneficial ownership of these shares. With respect to the shares held by the Advent Funds, a number of individuals currently composed of David M. McKenna, David M. Mussafer and Steven M. Tadler, none of whom have individual voting or investment power, exercise voting and investment power over the shares beneficially owned by Advent. The address of Advent and each of the funds and other entities listed above is c/o Advent International Corporation, Prudential Tower, 800 Boylston St., Suite 3300, Boston, MA 02199.

(2)	Includes 1,771,926 shares held by the Nipper Family Limited Partnership. Mr. Nipper exercises sole voting and investment power over the shares beneficially owned by the Nipper Family Limited Partnership. Also, includes 248,323 shares of common stock that Mr. Nipper has the right to acquire within 60 days upon exercise of stock options.
(3)	Includes 884,624 shares held by Mr. Stromquist as a 50% owner of Cemblend. Also, includes 282,316 shares of common stock that Mr. Stromquist has the right to acquire within 60 days upon exercise of stock options.
(4)	Includes 547,259 shares held by the Willems Family Limited Partnership, a limited partnership of which the reporting person and his spouse are co-trustees of the sole general partner, Willems Family Management Trust. Also, includes 68,768 shares of common stock that Mr. Willems has the right to acquire within 60 days upon exercise of stock options.
(5)	Includes 214,632 shares held by the Deane Family Partnership Limited. Mr. Deane holds sole voting and investment power over the shares beneficially owned by the Deane Family Partnership Limited. Also, includes 311,930 shares of common stock that the Deane Family Partnership Limited has the right to acquire within 60 days upon exercise of stock options.
(6)	Mr. Grewal holds no shares directly. Mr. Grewal is a managing director at Advent, which manages funds that collectively own 29,568,536 shares. See footnote (1) above. The address of Mr. Grewal is c/o Advent International Corporation, Prudential Tower, 800 Boylston St., Suite 3300, Boston, MA 02199.

(7)	Mr. McKenna holds no shares directly. Mr. McKenna is a managing partner at Advent, which manages funds that collectively own 29,568,536 shares. See footnote (1) above. Mr. McKenna’s address is c/o Advent International Corporation, Prudential Tower, 800 Boylston St., Suite 3300, Boston, MA 02199.
(8)	Includes 311,930 shares of common stock that Mr. McShane has the right to acquire within 60 days upon exercise of stock options.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies for Approval of Related Person Transactions. Our Board of Directors has adopted a written policy relating to the approval of related person transactions. A “related person transaction” is a transaction or arrangement or series of transactions or arrangements in which we participate (whether or not we are a party) and a related person has a direct or indirect material interest in such transaction. Our Audit Committee will review and approve or ratify all relationships and related person transactions between us and (i) our directors, director nominees or executive officers, (ii) any 5% record or beneficial owner of our common stock or (iii) any immediate family member of any person specified in (i), (ii) and (iii) above. The Audit Committee will review all related person transactions and, where the Audit Committee determines that such transactions are in our best interests, approve such transactions in advance of such transaction being given effect.

As set forth in the related person transaction policy, in the course of its review and approval or ratification of a related person transaction, the Audit Committee will, in its judgment, consider in light of the relevant facts and circumstances whether the transaction is, or is not inconsistent with, our best interests, including consideration of various factors enumerated in the policy.

Any member of the Audit Committee who is a related person with respect to a related person transaction under review or is otherwise not disinterested will not be permitted to participate in the discussions or approval or ratification of the transaction. However, such member of the Audit Committee will provide all material information concerning the transaction to the Audit Committee. Our policy also includes certain exceptions for related person transactions that need not be reported and provides the Audit Committee with the discretion to pre-approve certain related person transactions.

Set forth below is a description of certain relationships and related person transactions between us or our subsidiaries, and our directors, executive officers and holders of more than 5% of our Common Stock:

Registration Rights Agreement. In connection with the initial public offering of our Common Stock, completed on May 3, 2017 (our “IPO”), the affiliates of Advent which own our Common Stock, the Company and certain stockholders of the Company entered into a Registration Rights Agreement which provides for (i) demand registration rights for Advent, subject to a required anticipated aggregate gross proceeds of $25.0 million; (ii) piggyback registration rights for certain stockholders, subject to a pro rata reduction if the total amount of shares requested to be included exceeds the amount of securities which in the opinion of the underwriters can be sold; and (iii) shelf registration rights that may be requested by Advent to include registrable securities of Advent and certain stockholders, subject to a required anticipated aggregate gross proceeds of $10.0 million; provided that any such holders that are capable of selling all of their registrable securities pursuant to Rule 144 under the United States Securities Act of 1933, as amended (the “Securities Act”), without timing or volume limitations will not have these piggyback registration rights. We will be responsible for fees and expenses in connection with the registration rights, other than underwriters’ discounts and brokers’ commissions, if any, relating to any such registration and offering.

Cemblend Transactions. In connection with Advent’s acquisition of NCS Energy Holdings, LLC (“HoldCo”) in 2012, we entered into an exchange agreement with Cemblend, Mr. Stromquist is a 50% owner of Cemblend. HoldCo and NCS Canada, dated December 20, 2012 (the “Exchange Agreement”). Pursuant to the Exchange Agreement, we exchanged Cemblend’s exchangeable shares, which were exchangeable for common units of HoldCo, for shares of NCS Canada which are exchangeable on a one-to-three basis for shares of our Common Stock. On May 3, 2017, we issued 50,000 shares of common stock to Cemblend in exchange for shares of NCS Canada and Cemblend sold these shares of common stock in our IPO. On February 14, 2018, we issued 442,312 shares of common stock to Cemblend in exchange for shares of NCS Canada.

In connection with a cash dividend we paid to each holder of our Common Stock on August 7, 2014, we provided a loan in the amount of approximately $0.8 million to Cemblend for the payment of withholding taxes payable by Cemblend as a result of the dividend. Cemblend repaid the loan in February 2017.

Indemnification Agreements. Our Bylaws provide that we will indemnify our directors and officers to the fullest extent permitted by the Delaware General Corporation Law, subject to certain exceptions contained in our Bylaws. In addition, our Amended and Restated Certificate of Incorporation provides that our directors will not be liable for monetary damages for breach of fiduciary duty.

We have entered into indemnification agreements with each of our directors. The indemnification agreements provide the directors with contractual rights to indemnification, expense advancement and reimbursement, to the fullest extent permitted under the Delaware General Corporation Law, subject to certain exceptions contained in those agreements.

EXECUTIVE OFFICERS

The following table identifies our current executive officers:

Name	Age	Position
Robert Nipper	54	Chief Executive Officer and Director
Marty Stromquist	58	President and Director
Tim Willems	56	Chief Operations Officer
Ryan Hummer	40	Chief Financial Officer
Kevin Trautner	51	Executive Vice President, General Counsel and Secretary
Wade Bitter	54	Chief Accounting Officer and Treasurer

ROBERT NIPPER

See biographical information under the heading “Proposal 1: Election of Directors – Class II Directors – Robert Nipper” of this Proxy Statement.

MARTY STROMQUIST

See biographical information under the heading “Proposal 1: Election of Directors – Class III Directors – Marty Stromquist” of this Proxy Statement.

TIM WILLEMS

Mr. Willems is our Chief Operations Officer, a position he has held since May 2015. Mr. Willems previously served as our President of U.S./International Operations from January 2012 to May 2015 and Senior Vice President from April 2010 to January 2012. Mr. Willems has more than 30 years’ experience in the oil and natural gas industry, specializing in wellbore construction, completion and remediation. Sixteen of those years were spent in the international arena. He has held diverse positions, including applications engineering, operations, sales and marketing, and he has held vice president positions for a major service company in U.S. and international operations and marketing. Mr. Willems received a B.S. in Petroleum Engineering from Montana College of Mineral Science and Technology.

RYAN HUMMER

Mr. Hummer is our Chief Financial Officer, a position he has held since November 2016. Mr. Hummer previously served as Executive Vice President, Corporate Development since August 2015 and as Vice President, Corporate Development from July 2014 until August 2015. Prior to joining us, Mr. Hummer served as Director, Investment Banking at Lazard Freres & Co. from January 2011 to April 2014, during which time he advised clients on a broad range of transactions, including mergers & acquisitions, restructuring and debt and equity capital raises. Mr. Hummer holds a B.S. in Economics from the Wharton School of the University of Pennsylvania.

KEVIN TRAUTNER

Mr. Trautner is our Executive Vice President, General Counsel and Secretary, a position he has held since November 2016. Mr. Trautner previously served as Vice President, General Counsel from July 2016 to

November 2016. Prior to joining us, Mr. Trautner was a corporate and securities Partner at Andrews Kurth Kenyon LLP from March 2014 to July 2016 and a Partner at Norton Rose Fulbright US LLP from March 2007 to March 2014. Prior to that, Mr. Trautner was engaged in the private practice of law as an associate and then a Partner at other national law firms. Mr. Trautner has more than 20 years of experience in advising energy companies on corporate and securities matters including mergers and acquisitions, SEC filings and corporate governance matters. Mr. Trautner has a J.D. from the University of Virginia School of Law, an M.D. from the Vanderbilt University School of Medicine, and a B.S. from the University of Notre Dame.

WADE BITTER

Mr. Bitter is our Chief Accounting Officer and Treasurer, a position he has held since November 2016. He previously served as our Chief Financial Officer from January 2011 to November 2016. He has more than 25 years of corporate financial experience, including more than 20 years in the oilfield services industry. He has extensive experience with international accounting and reporting, currency and treasury functions, compliance and systems integrations and conversions. Mr. Bitter received an MBA from Utah State University and a B.S. in Finance from Brigham Young University.

EXECUTIVE COMPENSATION

Overview

The discussion below includes a review of our compensation decisions with respect to 2017 and 2016 for our “named executive officers,” or “NEOs,” namely our principal executive officer and our two other most highly compensated executive officers. Our NEOs for 2017 were:

Robert Nipper, our Chief Executive Officer;

Marty Stromquist, our President; and

Tim Willems, our Chief Operations Officer.

In 2017 and 2016, we compensated our NEOs through a combination of base salary and annual cash bonuses as well as modifications to existing stock options under the terms of our 2012 Equity Incentive Plan (the “2012 Plan”). Our executive officers are also eligible to receive certain benefits, which include a 401(k) plan with matching contributions, an automobile allowance, life insurance and group health insurance, including medical, dental and vision insurance.

Summary Compensation Table

The following table sets forth the compensation for 2017 and 2016 of the Company’s NEOs.

Name and principal position	Year	Salary ($)(1)	Bonus ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
Robert Nipper	2017	408,160	—	2,940,132	260,293	52,487	3,661,072
Chief Executive Officer	2016	208,154	2,220	—	—	48,260	258,634
Marty Stromquist (6)	2017	320,067	—	1,784,063	202,304	24,481	2,330,915
President
Tim Willems	2017	318,800	—	814,189	186,508	46,589	1,366,086
Chief Operations Officer	2016	268,953	2,220	—	—	46,916	318,089

(1)	Represents annual salary paid pursuant to the terms of each NEO’s employment agreement then in existence. See “—Employment Agreements” for a description of their current employment agreements.
(2)	Represents cash bonus paid pursuant to their employment agreements, which were at the discretion of the Board.
(3)	Represents the aggregate incremental fair value of the modification of option awards, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 718, Compensation—Stock Compensation (“ASC 718”). In connection with the IPO, certain options that were granted prior to the IPO were to vest only in connection with a change of control (the “Liquidity Options”) were amended to provide that such awards will vest in three equal installments on each of the first three anniversaries of the consummation of our IPO, which occurred on May 3, 2017, subject to certain requirements including, as applicable, the recipient’s continued employment on the vesting date. As a result of the modification, we estimated the fair value of the Liquidity Options on April 27, 2017, the amendment date, using the Black-Scholes option-pricing model, which required estimates of key assumptions based on both historical information and management judgment regarding market factors and trends. The weighted average assumptions used to estimate the fair value of the Liquidity Options were as follows:

Expected term (years)	4.6
Expected volatility	44.4%
Expected dividend yield	—
Weighted average risk-free interest rate	1.7%

(4)	Represents cash incentives earned under our bonus program earned at a level between the minimum level and the target level. See “—Annual Cash Incentive Bonus” section below for more details.” The current target cash bonus for each of Messrs. Nipper, Stromquist and Willems, respectively, are 105%, 85% and 80% of base salary. The target cash bonus for 2017 has been prorated for the base salary and target cash bonus percentage then in effect.
(5)	Includes the following:

Name	Year	Automobile Allowance ($)	401(k) Matching and Contributions ($)	Health Insurance Premiums ($)	Total ($)
Robert Nipper	2017	22,200	10,800	19,487	52,487
Chief Executive Officer	2016	21,150	9,172	17,938	48,260
Marty Stromquist (6)	2017	13,882	8,329	2,270	24,481
President
Tim Willems	2017	22,200	10,800	13,589	46,589
Chief Operations Officer	2016	21,150	11,604	14,162	46,916

(6)	Amounts paid to Mr. Stromquist are paid in Canadian dollars. Compensation is stated in United States dollars. Where compensation was provided in Canadian dollars, compensation is based on an exchange rate of 0.7712 US dollars for each 1.00 Canadian dollar during the 2017 fiscal year, computed by averaging the foreign exchange rate for each month of the year.

Outstanding Equity Awards as of December 31, 2017

The following table sets forth certain information about outstanding equity awards held by our NEOs as of December 31, 2017.

	Option Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)		Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date
Robert Nipper	12/21/2012	165,549		248,322	(1)	5.88	12/21/2022
Chief Executive Officer
Marty Stromquist	12/21/2012	100,452		150,681	(1)	5.88	12/21/2022
President	01/01/2011	242,115		—		1.24	01/01/2019
Tim Willems	12/21/2012	45,846		68,766	(1)	5.88	12/21/2022
Chief Operations Officer	01/01/2011	119,235	(2)	—		1.24	01/01/2019

(1)	These options vest and become exercisable in three equal annual installments beginning on May 3, 2018.
(2)	These securities are held by the Willems Family Limited Partnership, a limited partnership of which the reporting person and his spouse are co-trustees of the sole general partner, Willems Family Management Trust.

Employment Agreements

We are currently party to employment agreements with each of our NEOs. The material provisions of each such agreement are described below.

On August 3, 2017, we entered into amended and restated employment agreements with each of Robert Nipper, our Chief Executive Officer, Marty Stromquist, our President, and Tim Willems, Chief Operations Officer, each of whom we refer to as an Executive. The agreements provide for an initial term of three years which will automatically renew at the end of such period for additional one year-terms. The agreements provide that the Executives will receive an annualized base salary subject to review by our Board (currently $450,000 for Mr. Nipper, $463,000 Canadian dollars for Mr. Stromquist and $330,000 for Mr. Willems). The agreements also provide that the Executives are eligible to receive discretionary annual bonuses each year with target annual bonuses of 105%, 85% and 80% of base salary for each of Messrs. Nipper, Stromquist and Willems, respectively, and up to a maximum bonus of 200% of base salary for each Executive, based on achievement of annual performance targets established by the Board each year.

Either we or the Executive may terminate the agreement at any time upon written notice. We may terminate the Executive’s employment for death, disability, for cause, without cause or upon the close of business on the last day of the term of the employment agreement by giving notice of non-renewal of the agreement 90 days prior to the expiration of the term. The Executive may resign following a good reason event or without a good reason event.

If we terminate an Executive’s employment without cause, the Executive resigns following a good reason event or we elect not to renew the employment agreement at the end of the term, then, in addition to any accrued but unpaid base salary and accrued but unpaid annual bonus for the year prior to the year of termination, we must provide the Executive with, subject to Executive’s execution of a release of claims, such release becoming effective and Executive’s continued compliance with the restricted covenants contained in the agreement, (i) one (1) times (two (2) times in the case of Mr. Nipper) the sum of (A) base salary and (B) the Executive’s target bonus, payable over the twelve-month period following the date of the termination; (ii) a lump sum payment equal to the pro-rated annual bonus the Executive would have received for the year of termination, based on actual performance for such year; (iii) continued vesting of unvested equity awards in accordance with the applicable existing vesting schedules; and (iv) subject to the Executive’s timely election for coverage under COBRA, a cash payment equal to the full premium for actively employed executives for up to 24 months. If such termination of employment occurs within 24 months following a Change of Control (as defined in the employment agreements), in addition to any accrued but unpaid base salary and accrued but unpaid annual bonus for the year prior to the year of termination, in lieu of the benefits described above, we must provide the Executive with, subject to Executive’s execution of a release of claims, such release becoming effective and Executive’s continued compliance with the restricted covenants contained in the agreement, (i) two (2) times (three (3) times in the case of Mr. Nipper) the sum of (A) base salary and (B) the Executive’s target bonus, payable over the twelve-month period following the date of the termination; (ii) a lump sum payment equal to the pro-rated annual bonus the Executive would have received for the year of termination, based on actual performance for such year; (iii) full vesting of unvested equity awards; and (iv) subject to the Executive’s timely election for coverage under COBRA, a cash payment equal to the full premium for actively employed executives for up to 24 months.

If an Executive’s employment is terminated as a result of death, disability, voluntary resignation other than following a good reason event, or by us for cause, the Executive shall be entitled to receive accrued but unpaid base salary through the date of termination and any accrued but unpaid annual bonus for the year prior to the year of termination. In addition, if the Executive’s employment terminates as a result of death or disability, the Executive or Executive’s legal representatives shall be entitled to a lump sum amount equal to the pro-rated annual bonus the Executive would have received for the year of termination, based on actual performance.

For purposes of the agreements, good reason event means, without an Executive’s consent, (i) any material diminution in Executive’s responsibilities, authorities or duties (including title and reporting structure for Messrs. Nipper and Stromquist), (ii) any material reduction in Executive’s base salary or target annual bonus opportunity (except in the event of an across the board reduction in base salary or target annual bonus opportunity of up to 10% applicable to substantially all of our senior executives), (iii) a relocation of Executive’s principal place of employment by more than 50 miles from the location on the effective date of the agreement and such place is more than 50 miles from Executive’ principal residence, or (iv) a material breach by us of any provisions of the agreement; provided that Executive has given us written notice of such event within 60 days following the occurrence of such event and we do not cure the event within 60 days following such notice. For purposes of the agreements, cause means (i) Executive’s indictment for, conviction of, or a plea of guilty or no contest to, any indictable criminal offence or any other criminal offence involving fraud, misappropriation or moral turpitude, (ii) Executive’s continued failure to materially perform Executive’s duties under the employment agreement (for any reason other than illness or physical or mental incapacity) or a material breach of fiduciary duty, (iii) Executive’s theft, fraud, or dishonesty with regard to us or any of our affiliates or in connection with Executive’s duties, (iv) Executive’s material violation of our code of conduct or similar written policies, (v) Executive’s willful misconduct unrelated to us or any of our affiliates having, or likely to have, a material negative impact on us or any of our affiliates (economically or its reputation), (vi) an act of gross negligence or willful misconduct by the Executive that relates to our or any of our affiliates affairs, or (vii) material breach by Executive of any provisions of the employment agreement.

The agreements include perpetual confidentiality provisions, a company non-disparagement provision, as well as provisions relating to non-competition and non-solicitation that apply during employment and for one year following a termination of employment.

Potential Payments upon Termination of Employment or Termination Following a Change of Control

Our NEOs are entitled to receive severance payments and acceleration and/or continued vesting of time-based vesting equity awards upon termination of employment by us other than for cause or by the NEO for good reason or a change of control. See “—Employment Agreements” for a description of these potential payments upon termination of employment.

Nonqualified Deferred Compensation Plan

The Nonqualified Deferred Compensation (“NQDC”) Plan provides an income deferral opportunity for executive officers and certain senior managers of the Company who qualify for participation. The NQDC Plan is unfunded, but the Company may elect to set aside funds in a Rabbi trust to cover the benefits under the plan, though such funds remain subject to the claims of the Company’s creditors.

Participants in the NQDC Plan may make an advance election each year to defer up to 80% of their base salary, bonus and commissions. Participants are immediately 100% vested in their benefits under the NQDC Plan.

Participants may choose from a variety of investment choices to invest their deferrals over the deferral period. Participants earn a rate of return on their NQDC Plan account that approximates the rate of return that would be provided by certain specified mutual funds that participants may designate from a list of available funds selected by the NQDC Plan administrative committee.

Benefits are paid in either a lump-sum or in equal annual installments over a 2- to 5-year period, as elected by the participant. Generally, benefits that are due as a result of a termination of service are paid or commence after termination. However, only participants who with at least 5 years of service at termination will be eligible to receive or continue receiving installment distributions following termination.

Annual Cash Incentive Bonus

We offer our NEOs the opportunity to earn annual cash incentive awards to compensate them for attaining short-term Company goals. Each NEO has an annual target bonus that is expressed as a percentage of his annual base salary, as discussed above in “—Employment Agreements.”

Our annual cash incentive awards are intended to be performance-based and, for 2017, were determined based upon the performance criteria of Adjusted EBITDA and contained a minimum level requirement whereby if the minimum level is not met, there would be no annual cash incentive award payout. The 2017 annual cash incentive bonus program was approved by the Compensation, Nominating and Governance Committee.

Director Compensation

Directors who are employed by us or who are full-time investment professionals of Advent are not eligible to receive compensation for their service on our Board. All other members of our Board received a one-time stock option or restricted stock unit grant upon their election to the Board. All of our directors are also reimbursed for reasonable out-of-pocket travel expenses incurred in connection with attendance at Board and committee meetings and other Board-related activities.

We pay directors who are not employed by us and who are not full-time investment professionals of Advent a quarterly retention fee of $12,500, and an additional fee of $2,000 per Board or committee meeting attended. Such directors also receive an annual award of restricted stock units in an amount of $125,000, which vests on the one year anniversary of the grant date and is subject to delayed settlement. Each such director also receives a one-time grant of restricted stock units upon election to the Board in an amount of $100,000, which vests in equal increments over a period of three years from the grant date and is subject to delayed settlement. The chair of the Audit Committee and the chair of the Compensation, Nominating and Governance Committee receive an additional annual fee of $18,000 and $10,000, respectively. The Chairman of our Board also receives an additional $12,500 quarterly fee and an additional annual award of restricted stock units in an amount of $50,000, which vests on the one year anniversary of the grant date and is subject to delayed settlement.

The compensation for our directors who are not employees or full-time investment professionals of Advent for fiscal 2017 was as follows:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2,3)	Option Awards ($)(4)	Total ($)(5)
Michael McShane	145,500	174,998	3,693,228	4,013,726
John Deane	119,500	124,984	3,693,228	3,937,712
Matthew Fitzgerald	82,000	224,978	—	306,978
Gurinder Grewal	—	—	—	—
David McKenna	—	—	—	—
Franklin Myers	70,000	224,978	—	294,978
W. Matt Ralls	68,000	224,978	—	292,978

(1)	Prior to our IPO, our directors received an annual fee of $250,000 and the fees earned in cash for 2017 were pro-rated for the fee then in existence
(2)	For 2017, in connection with our IPO, our directors then serving who were not employees or full-time investment professionals of Advent received the following awards, which was in lieu of the awards described above. On April 27, 2017, such directors received a grant of 7,352 restricted stock units which vest on April 27, 2018. Mr. McShane received a grant of 2,942 additional restricted stock units for a total of 10,294 restricted stock units which vest on such date. Each of Messrs. Fitzgerald, Myers and Ralls also received a grant of 5,882 additional restricted stock units which vest in three equal annual installments beginning on April 27, 2018. The restricted stock units settle for shares of common stock on a one-for-one basis within thirty days following the earliest of (i) one year following the termination of the person’s service for any reason other than cause, (ii) a change of control or (iii) the fifth anniversary of the grant date (“delayed settlement”).
(3)	Represents the aggregate grant date fair value for restricted stock units granted in 2017, determined in accordance with ASC 718. The grant date fair value of each restricted stock unit was $17.00.
(4)

Represents the aggregate incremental fair value of the modification of option awards, computed in accordance ASC 718. In connection with the IPO, certain options that were granted prior to the IPO were to vest only in connection with a change of control were amended to provide that such awards will vest in three equal installments on each of the first three anniversaries of the consummation of our IPO, which occurred on May 3, 2017, subject to certain requirements including, as applicable, the recipient’s continued employment on the vesting date. As a result of the modification, we estimated the fair value of the Liquidity

Options on April 27, 2017, the amendment date, using the Black-Scholes option-pricing model, which required estimates of key assumptions based on both historical information and management judgment regarding market factors and trends. The weighted average assumptions used to estimate the fair value of the Liquidity Options were as follows:

Expected term (years)	4.6
Expected volatility	44.4%
Expected dividend yield	—
Weighted average risk-free interest rate	1.7%

(5)	Non-employee directors are reimbursed for expenses (including costs of travel, food and lodging) incurred in attending Board, committee and stockholder meetings. No reimbursements for any non-employee director exceeded the $10,000 threshold in the year ended December 31, 2017.

Equity Incentive Plans

We maintain three equity incentive plans for the benefit of our employees, directors and other service providers: the 2011 Equity Incentive Plan (the “2011 Plan”), the 2012 Plan and the 2017 Equity Incentive Plan (the “2017 Plan”). The following is a summary of certain features of the 2011 Plan, 2012 Plan and the 2017 Plan.

2011 Plan

The 2011 Plan provided awards to employees, directors and consultants of HoldCo. In connection with Advent’s acquisition of HoldCo in 2012, we assumed the outstanding options under the 2011 Plan and converted them into options to purchase shares of our Common Stock.

2012 Plan

The 2012 Plan provided awards to our employees, directors and consultants prior to our IPO. We no longer grant awards under the 2012 Plan. The 2012 Plan is administered by the Compensation, Nominating and Governance Committee of our Board.

2017 Plan

The 2017 Plan was adopted in connection with our IPO and provides for awards of stock options, stock appreciation rights, restricted stock awards, restricted stock units, stock awards and performance awards. Awards under the 2017 Plan may be granted to any employee, non-employee director, consultant or other personal service provider to us or any of our subsidiaries. The 2017 Plan is administered by a plan administrator, which is the Compensation, Nominating and Governance Committee or such other committee of the Board or the Board as a whole, in each case as determined by the Board.

Employee Stock Purchase Plans

We maintain Employee Stock Purchase Plans for U.S. and non-U.S. employees. The purpose of the Employee Stock Purchase Plans is to provide employees with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of our Common Stock. In general, all employees of the Company and certain subsidiaries are eligible to participate in the Employee Stock Purchase Plan applicable to their jurisdiction, subject to certain exceptions for employees who have been employed for less than 30 days, whose customary employment is for less than 20 hours per week or whose customary employment is for not more than five months in a calendar year. For additional information, see “Proposal 3. Approval of Employee Stock Purchase Plans.”

OTHER ITEMS

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and stockholders who beneficially own more than 10% of any class of our equity securities registered pursuant to Section 12 of the Exchange Act, including our Common Stock, to file with the SEC initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock and other equity securities, and to provide us with a copy of those reports.

Based solely upon our review of the copies of such reports furnished to us and written representations received by us that no other reports were required, we are not aware of any instances of noncompliance with the Section 16(a) filing requirements by any director, executive officer or beneficial owner of more than 10% of any class of our equity securities during the year ended December 31, 2017.

COMPENSATION, NOMINATING AND GOVERNANCE COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The members of our Compensation, Nominating and Governance Committee during 2017 were Messrs. Deane, McShane, Myers and Ralls. During 2017, none of our executive officers served (i) as a member of the compensation, nominating and governance committee or board of directors of another entity, one of whose executive officers served on our compensation, nominating and governance committee, or (ii) as a member of the compensation committee of another entity, one of whose executive officers served on our Board.

STOCKHOLDERS’ PROPOSALS

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2019 Annual Meeting of Stockholders pursuant to Rule 14a-8 under the Exchange Act must submit the proposal to our Secretary at our offices at Houston, TX in writing not later than December 12, 2018.

Stockholders intending to present a proposal at the 2019 Annual Meeting of Stockholders, but not to include the proposal in our proxy statement, or to nominate a person for election as a director, must comply with the requirements set forth in our Bylaws. Our Bylaws require, among other things, that our Secretary receive written notice from the stockholder of record of their intent to present such proposal or nomination not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting. Therefore, we must receive notice of such a proposal or nomination for the 2019 Annual Meeting of Stockholders no earlier than the close of business on January 23, 2019 and no later than the close of business on February 22, 2019. The notice must contain the information required by the Bylaws, a copy of which is available upon request to our Secretary. In the event that the date of the 2019 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after May 23, 2019, then our Secretary must receive such written notice not earlier than the close of business on the 120th day prior to the 2019 Annual Meeting of Stockholders and not later than the close of business on the 90th day prior to the 2019 Annual Meeting of Stockholders or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public disclosure of the date of such meeting is first made by us. SEC rules permit management to vote proxies in its discretion in certain cases if the stockholder does not comply with this deadline and, in certain other cases notwithstanding the stockholder’s compliance with this deadline.

We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these or other applicable requirements.

DISCRETIONARY VOTING OF PROXIES ON OTHER MATTERS

Our Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters referred to above and does not intend to bring any other matters before the Annual Meeting. However, if other matters should come before the Annual Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

SOLICITATION OF PROXIES

The accompanying proxy is solicited by and on behalf of our Board of Directors, whose Notice of Annual Meeting is attached to this Proxy Statement, and the entire cost of our solicitation will be borne by us. In addition to the use of mail, proxies may be solicited by personal interview, telephone, email and facsimile by our Directors, officers and other employees who will not be specially compensated for these services. We will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held by the brokers, nominees, custodians and other fiduciaries. We will reimburse these persons for their reasonable expenses in connection with these activities.

NCS MULTISTAGE HOLDINGS, INC.’S ANNUAL REPORT ON FORM 10-K

A copy of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017, including financial statements and schedules but not including exhibits, as filed with the SEC, will be sent to any stockholder of record on April 2, 2018, without charge upon written request addressed to:

NCS Multistage Holdings, Inc.

19450 State Highway 249, Suite 200

Houston, Texas 77070

Attn: Secretary

A reasonable fee will be charged for copies of exhibits. You also may access this Proxy Statement and our 2017 Annual Report with your 16-digit control number at www.proxyvote.com. You also may access this Proxy Statement, our 2017 Annual Report and our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, at the Investors page of our Internet website at http://ir.ncsmultistage.com.

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET, AS DESCRIBED IN THIS PROXY STATEMENT. IF YOU RECEIVED A COPY OF THE PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. PROMPTLY VOTING YOUR SHARES WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING AND WILL SAVE US THE EXPENSE OF FURTHER SOLICITATION.

By Order of the Board of Directors,

Kevin Trautner

Executive Vice President, General Counsel and Secretary

Houston, TX

April 11, 2018

ANNEX A

NCS MULTISTAGE HOLDINGS, INC.

EMPLOYEE STOCK PURCHASE PLAN

FOR US EMPLOYEES

1.    Purpose. This NCS Multistage Holdings, Inc. Employee Stock Purchase Plan (the “Plan”) is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock. The Company intends that the Plan qualify as an “employee stock purchase plan” under Section 423 of the Code and the Plan shall be interpreted in a manner that is consistent with that intent.

2.    Definitions.

“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means (i) the Compensation Committee of the Board, (ii) such other committee of the Board appointed by the Board to administer the Plan or (iii) the Board, as determined by the Board.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Company” means NCS Multistage Holdings, Inc., including any successor thereto.

“Compensation” means base salary, wages, annual bonuses and overtime paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan.

“Change of Control” shall mean the occurrence of one or more of the following events:

(a)    Any Person becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power, excluding any Excluded Persons or any person that is the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power on the Effective Date, of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the “Outstanding Company Voting Securities”) including by way of merger, consolidation or otherwise; provided, however, that for purposes of this definition, the following acquisitions shall not be taken into account in determining whether a Change of Control has occurred: (i) any acquisition of voting securities of the Company directly from the Company or (ii) any acquisition by the Company or any of its Subsidiaries of Outstanding Company Voting Securities, including an acquisition by any employee benefit plan or related trust sponsored or maintained by the Company, or any of its Subsidiaries.

(b)    The following individuals (the “Incumbent Directors”) cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent or proxy solicitation, relating to the election of directors of the Company by or on behalf of a Person other than the Board) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.

(c)    Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination: (i) any individuals and entities that were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination are the Beneficial Owners, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns all or substantially all of the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination; (ii) no Person (excluding any Successor Entity, any Excluded Person, any person that is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power on the Effective Date or any employee benefit plan or related trust of the Company, such Successor Entity, or any of their Subsidiaries) is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body) of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors (or comparable governing body) of the Successor Entity were Incumbent Directors (including persons deemed to be Incumbent Directors) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining stockholder approval in accordance with Section 18.10 hereof.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer in accordance with Section 421 of the Code and the Treasury Regulations thereunder.

“Eligible Employee” means an Employee other than (i) an Employee whose customary employment is for less than twenty (20) hours per week, (ii) an Employee whose customary employment is for not more than five (5) months in any calendar year and (iii) an Employee who has been employed for less than thirty (30) days prior to the beginning of an Offering Period, in each case unless any of such requirements are expressly waived for all Employees by the Committee for any Offering Period. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering, Employees who have been employed for less than two years or Employees who are “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Excluded Persons” means Advent International Corporation and its affiliates.

“Fair Market Value” means the closing price as reported on the NASDAQ or other principal exchange on which the Common Stock is then listed on such date, or if the Common Stock was not traded on such date, then on the next preceding trading day that the Common Stock was traded on such exchange, as reported by such responsible reporting service as the Committee may select.

“Offering Date” means the first trading day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means the periods established in accordance with Section 5 during which options to purchase shares of Common Stock may be granted pursuant to the Plan and may be purchased on the Purchase Date.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in the Plan by the Committee, or Board, from time to time in its sole discretion.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

“Plan” means this NCS Multistage Holdings, Inc. Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last trading day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

3.    Administration. The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan including, without limitation, adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

4.    Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock, in the aggregate, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5.    Offering Periods. The Plan shall be implemented by a series of Offering Periods. Unless otherwise provided by the Committee, Offering Periods shall run from January 1st through December 31st; provided that the first Offering Period shall commence on October 16, 2017 and shall end on December 31, 2018. The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods prior to their date of commencement (up to a maximum Offering Period of 27 months).

6.    Participation.

6.1    Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her paycheck in an amount equal to at least 1%, but not more than 18% of his or her Compensation each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins), up to $25,000 per Offering Period (or such other amount as the Committee may establish from time to time before an Offering Period begins); provided that such limit shall be $50,000 for the first Offering Period. Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee in writing, a Participant may not make any separate contributions or payments to the Plan.

6.2    Election Changes. During an Offering Period, a Participant may not change the rate of his or her payroll deductions applicable to such Offering Period. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least thirty days before the start of the next Offering Period. However, a Participant may withdraw from the Plan in accordance with Section 9.

6.3    Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from the Plan in accordance with Section 9, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

6.4    Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 2,083 shares of Common Stock per Offering Period; provided further that, for the first Offering Period a Participant may not purchase more than the number of shares of Common Stock equal to the number of full months in such first Offering Period multiplied by 173. Any amount remaining in the Participant’s notional account as of the Purchase Date in excess of the amount that may be applied to purchase shares as a result of the limitations set forth here in (or as designated by the administrator of the Plan) shall be carried over to the next Offering Period.

7.    Exercise of Option/Purchase of Shares. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. If and to the extent provided by the Committee, for so long as such shares of Common Stock are maintained in ESPP Share Accounts, all dividends paid with respect to such shares of Common Stock shall be credited to each Participant’s ESPP Share Account, and will be automatically reinvested in whole shares of Common Stock. No fractional shares may be purchased but notional fractional shares of Common Stock will be allocated to the Participant’s ESPP Shares Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 9 or termination of employment in accordance with Section 10.

8.    Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker. Participants will not have any voting, dividend or other rights of a stockholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 8.

9.    Withdrawal.

9.1    Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least thirty days before the end of the Offering Period. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of the Plan.

9.2    Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

10.    Termination of Employment; Change in Employment Status. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 16, and the Participant’s option shall be automatically terminated.

11.    Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

12.    Shares Reserved for Plan.

12.1    Number of Shares. Subject to adjustments as described below, a total of 2,000,000 shares of Common Stock have been reserved for issuance under the Plan and the NCS Multistage Holdings, Inc. Employee Stock Purchase Plan for Non-US Employees. Such share reserve shall be reduced by any shares of Common Stock issued under this Plan and/or the NCS Multistage Holdings, Inc. Employee Stock Purchase Plan for Non-US Employees.

12.2    Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

13.    Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 16 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

14.    Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

15.    Statements. Participants will be provided with and/or have access to statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

16.    Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under the Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period. In the event that no such form or designation is filed, the shares of Common Stock or cash shall be distributed to the Participant’s estate.

17.    Adjustments.

17.1    Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable and subject to stockholder approval if required to comply with Section 423 of the Code, adjust the number and kind of shares of stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 6.4 and Section 12.

17.2    Change of Control. In the event of a Change of Control, the Committee shall have the power and discretion to (i) continue the Offering Period in effect on the date of such Change of Control, (ii) shorten the Offering Period then in progress by setting a “New Purchase Date” which shall be before the date of the Company’s proposed Change of Control, (iii) substitute shares of Common Stock available under the Plan with shares of common stock of the surviving company or its parent, or (iv) terminate the Plan and return any payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) to the Participant. In the event of prong (ii), the Committee shall notify each Participant in writing, at least ten (10) trading days prior to the New Purchase Date, that the Purchase Date for the Participant’s purchase right has been changed to the New Purchase Date and that shares of Common Stock shall be purchased automatically on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period as describe in Section 9 above.

18.    General Provisions.

18.1    Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

18.2    No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

18.3    Rights As Stockholder. A Participant will become a stockholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant or the Participant’s ESPP Share Account. A Participant will have no rights as a stockholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a stockholder as provided above.

18.4    Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

18.5    Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

18.6    Compliance With Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

18.7    Term of Plan. The Plan shall become effective on the Effective Date and shall remain in full force and effect until terminated pursuant to Section 18.8.

18.8    Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 17). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

18.9    Applicable Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal or other securities laws.

18.10    Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

18.11    Section 423. The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Code. Any provision of the Plan that is inconsistent with Section 423 of the Code shall be reformed to comply with Section 423 of the Code.

18.12    Withholding. To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

18.13    Severability. If any provision of the Plan shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.14    Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

ANNEX B

NCS MULTISTAGE HOLDINGS, INC.

EMPLOYEE STOCK PURCHASE PLAN

FOR NON-US EMPLOYEES

1.    Purpose. This NCS Multistage Holdings, Inc. Employee Stock Purchase Plan (the “Plan”) is intended to provide employees of the Company and its Participating Subsidiaries with an opportunity to acquire a proprietary interest in the Company through the purchase of shares of Common Stock.

2.    Definitions.

“Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 under the Exchange Act.

“Board” means the Board of Directors of the Company.

“Code” means the U.S. Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means (i) the Compensation Committee of the Board, (ii) such other committee of the Board appointed by the Board to administer the Plan or (iii) the Board, as determined by the Board.

“Common Stock” means the common stock of the Company, par value $0.01 per share.

“Company” means NCS Multistage Holdings, Inc., including any successor thereto.

“Compensation” means base salary, wages, annual bonuses and overtime paid to an Eligible Employee by the Company or a Participating Subsidiary as compensation for services to the Company or Participating Subsidiary, before deduction for any salary deferral contributions made by the Eligible Employee to any tax-qualified or nonqualified deferred compensation plan.

“Change of Control” shall mean the occurrence of one or more of the following events:

(a)    Any Person becomes the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power, excluding any Excluded Persons or any person that is the Beneficial Owner, directly or indirectly, of more than fifty percent (50%) of the combined voting power on the Effective Date, of the then outstanding voting securities of the Company entitled to vote generally in the election of its directors (the “Outstanding Company Voting Securities”) including by way of merger, consolidation or otherwise; provided, however, that for purposes of this definition, the following acquisitions shall not be taken into account in determining whether a Change of Control has occurred: (i) any acquisition of voting securities of the Company directly from the Company or (ii) any acquisition by the Company or any of its Subsidiaries of Outstanding Company Voting Securities, including an acquisition by any employee benefit plan or related trust sponsored or maintained by the Company, or any of its Subsidiaries.

(b)    The following individuals (the “Incumbent Directors”) cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on the Effective Date, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent or proxy solicitation, relating to the election of directors of the Company by or on behalf of a Person other than the Board) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended.

(c)    Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), unless, following such Business Combination: (i) any individuals and entities that were the Beneficial Owners of Outstanding Company Voting Securities immediately prior to such Business Combination are the Beneficial Owners, directly or indirectly, of more than fifty percent (50%) of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors (or election of members of a comparable governing body) of the entity resulting from the Business Combination (including, without limitation, an entity which as a result of such transaction owns all or substantially all of the Company or all or substantially all of the Company’s assets either directly or through one or more Subsidiaries) (the “Successor Entity”) in substantially the same proportions as their ownership immediately prior to such Business Combination; (ii) no Person (excluding any Successor Entity, any Excluded Person, any person that is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power on the Effective Date or any employee benefit plan or related trust of the Company, such Successor Entity, or any of their Subsidiaries) is the Beneficial Owner, directly or indirectly, of more than thirty percent (30%) of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors (or comparable governing body) of the Successor Entity, except to the extent that such ownership existed prior to the Business Combination; and (iii) at least a majority of the members of the board of directors (or comparable governing body) of the Successor Entity were Incumbent Directors (including persons deemed to be Incumbent Directors) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination.

“Designated Broker” means the financial services firm or other agent designated by the Company to maintain ESPP Share Accounts on behalf of Participants who have purchased shares of Common Stock under the Plan.

“Effective Date” means the date as of which this Plan is adopted by the Board, subject to the Plan obtaining stockholder approval in accordance with Section 18.10 hereof.

“Employee” means any person who renders services to the Company or a Participating Subsidiary as an employee pursuant to an employment relationship with such employer in accordance with Section 421 of the Code and the Treasury Regulations thereunder.

“Eligible Employee” means an Employee other than (i) an Employee whose customary employment is for less than twenty (20) hours per week, (ii) an Employee whose customary employment is for not more than five (5) months in any calendar year and (iii) an Employee who has been employed for less than thirty (30) days prior to the beginning of an Offering Period, in each case unless any of such requirements are expressly waived for all Employees by the Committee for any Offering Period. Notwithstanding the foregoing, the Committee may exclude from participation in the Plan or any Offering, Employees who have been employed for less than two years or Employees who are “highly compensated employees” of the Company or a Participating Subsidiary (within the meaning of Section 414(q) of the Code) or a sub-set of such highly compensated employees.

“Enrollment Form” means an agreement pursuant to which an Eligible Employee may elect to enroll in the Plan, to authorize a new level of payroll deductions, or to stop payroll deductions and withdraw from an Offering Period.

“ESPP Share Account” means an account into which Common Stock purchased with accumulated payroll deductions at the end of an Offering Period are held on behalf of a Participant.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

“Excluded Persons” means Advent International Corporation and its affiliates.

“Fair Market Value” means the closing price as reported on the NASDAQ or other principal exchange on which the Common Stock is then listed on such date, or if the Common Stock was not traded on such date, then on the next preceding trading day that the Common Stock was traded on such exchange, as reported by such responsible reporting service as the Committee may select.

“Offering Date” means the first trading day of each Offering Period as designated by the Committee.

“Offering or Offering Period” means the periods established in accordance with Section 5 during which options to purchase shares of Common Stock may be granted pursuant to the Plan and may be purchased on the Purchase Date.

“Participant” means an Eligible Employee who is actively participating in the Plan.

“Participating Subsidiaries” means the Subsidiaries that have been designated as eligible to participate in the Plan by the Committee, or Board, from time to time in its sole discretion.

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

“Plan” means this NCS Multistage Holdings, Inc. Employee Stock Purchase Plan, as set forth herein, and as amended from time to time.

“Purchase Date” means the last trading day of each Offering Period.

“Purchase Price” means an amount equal to the lesser of (i) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Offering Date or (ii) eighty-five percent (85%) (or such greater percentage as designated by the Committee) of the Fair Market Value of a share of Common Stock on the Purchase Date; provided, that, the Purchase Price per share of Common Stock will in no event be less than the par value of the Common Stock.

“Securities Act” means the Securities Act of 1933, as amended.

“Subsidiary” means any corporation (other than the employer corporation) in an unbroken chain of corporations beginning with the employer corporation if, at the time of the granting of the option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50 percent or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. In all cases, the determination of whether an entity is a Subsidiary shall be made in accordance with Section 424(f) of the Code.

“$” means United States Dollars.

3.    Administration. The Plan shall be administered by the Committee which shall have the authority to construe and interpret the Plan, prescribe, amend and rescind rules relating to the Plan’s administration and take any other actions necessary or desirable for the administration of the Plan including, without limitation, adopting sub-plans applicable to particular Participating Subsidiaries or locations, which sub-plans may be designed to be outside the scope of Section 423 of the Code. The Committee may correct any defect or supply any omission or reconcile any inconsistency or ambiguity in the Plan. The decisions of the Committee shall be final and binding on all persons. All expenses of administering the Plan shall be borne by the Company.

4.    Eligibility. Unless otherwise determined by the Committee in a manner that is consistent with Section 423 of the Code, any individual who is an Eligible Employee as of the first day of the enrollment period designated by the Committee for a particular Offering Period shall be eligible to participate in such Offering Period, subject to the requirements of Section 423 of the Code.

Notwithstanding any provision of the Plan to the contrary, no Eligible Employee shall be granted an option under the Plan if (i) immediately after the grant of the option, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase stock, in the aggregate, possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Subsidiary or (ii) such option would permit his or her rights to purchase stock under all employee stock purchase plans (described in Section 423 of the Code) of the Company and its Subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time the option is granted) for each calendar year in which such option is outstanding at any time.

5.    Offering Periods. The Plan shall be implemented by a series of Offering Periods. Unless otherwise provided by the Committee, Offering Periods shall run from January 1st through December 31st; provided that the first Offering Period shall commence on October 16, 2017 and shall end on December 31, 2018. The Committee shall have the authority to change the duration, frequency, start and end dates of Offering Periods prior to their date of commencement (up to a maximum Offering Period of 27 months).

6.    Participation.

6.1    Enrollment; Payroll Deductions. An Eligible Employee may elect to participate in the Plan by properly completing an Enrollment Form, which may be electronic, and submitting it to the Company in accordance with the enrollment procedures established by the Committee. Participation in the Plan is entirely voluntary. By submitting an Enrollment Form, the Eligible Employee authorizes payroll deductions from his or her paycheck in an amount equal to at least 1%, but not more than 18% of his or her Compensation each pay day occurring during an Offering Period (or such other maximum percentage as the Committee may establish from time to time before an Offering Period begins), up to $25,000 per Offering Period (based on the applicable currency exchange rate on the first day of the Offering Period), or such other amount as the Committee may establish from time to time before an Offering Period begins; provided that such limit shall be $50,000 for the first Offering Period (based on the applicable currency exchange rate on the first day of the Offering Period). Payroll deductions shall commence on the first payroll date following the Offering Date and end on the last payroll date on or before the Purchase Date. The Company shall maintain records of all payroll deductions but shall have no obligation to pay interest on payroll deductions or to hold such amounts in a trust or in any segregated account. Unless expressly permitted by the Committee in writing, a Participant may not make any separate contributions or payments to the Plan.

6.2    Election Changes. During an Offering Period, a Participant may not change the rate of his or her payroll deductions applicable to such Offering Period. A Participant may decrease or increase his or her rate of payroll deductions for future Offering Periods by submitting a new Enrollment Form authorizing the new rate of payroll deductions at least thirty days before the start of the next Offering Period. However, a Participant may withdraw from the Plan in accordance with Section 9.

6.3    Automatic Re-enrollment. The deduction rate selected in the Enrollment Form shall remain in effect for subsequent Offering Periods unless the Participant (a) submits a new Enrollment Form authorizing a new level of payroll deductions in accordance with Section 6.2, (b) withdraws from the Plan in accordance with Section 9, or (c) terminates employment or otherwise becomes ineligible to participate in the Plan.

6.4    Grant of Option. On each Offering Date, each Participant in the applicable Offering Period shall be granted an option to purchase, on the Purchase Date, a number of shares of Common Stock determined by dividing the Participant’s accumulated payroll deductions by the applicable Purchase Price; provided, however, that in no event shall any Participant purchase more than 2,083 shares of Common Stock per Offering Period; provided further that, for the first Offering Period a Participant may not purchase more than the number of shares of Common Stock equal to the number of full months in such first Offering Period multiplied by 173. Any amount remaining in the Participant’s notional account as of the Purchase Date in excess of the amount that may be applied to purchase shares as a result of the limitations set forth here in (or as designated by the administrator of the Plan) shall be carried over to the next Offering Period.

7.    Exercise of Option/Purchase of Shares. A Participant’s option to purchase shares of Common Stock will be exercised automatically on the Purchase Date of each Offering Period. The Participant’s accumulated payroll deductions will be used to purchase the maximum number of whole shares that can be purchased with the amounts in the Participant’s notional account. If and to the extent provided by the Committee, for so long as such shares of Common Stock are maintained in ESPP Share Accounts, all dividends paid with respect to such shares of Common Stock shall be credited to each Participant’s ESPP Share Account, and will be automatically reinvested in whole shares of Common Stock. No fractional shares may be purchased but notional fractional shares of Common Stock will be allocated to the Participant’s ESPP Shares Account to be aggregated with other notional fractional shares of Common Stock on future Purchase Dates, subject to earlier withdrawal by the Participant in accordance with Section 9 or termination of employment in accordance with Section 10.

8.    Transfer of Shares. As soon as reasonably practicable after each Purchase Date, the Company will arrange for the delivery to each Participant of the shares of Common Stock purchased upon exercise of his or her option. The Committee may permit or require that the shares be deposited directly into an ESPP Share Account established in the name of the Participant with a Designated Broker. Participants will not have any voting, dividend or other rights of a stockholder with respect to the shares of Common Stock subject to any option granted hereunder until such shares have been delivered pursuant to this Section 8.

9.    Withdrawal.

9.1    Withdrawal Procedure. A Participant may withdraw from an Offering by submitting to the Company a revised Enrollment Form indicating his or her election to withdraw at least thirty days before the end of the Offering Period. The accumulated payroll deductions held on behalf of a Participant in his or her notional account (that have not been used to purchase shares of Common Stock) shall be paid to the Participant promptly following receipt of the Participant’s Enrollment Form indicating his or her election to withdraw and the Participant’s option shall be automatically terminated. If a Participant withdraws from an Offering Period, no payroll deductions will be made during any succeeding Offering Period, unless the Participant re-enrolls in accordance with Section 6.1 of the Plan.

9.2    Effect on Succeeding Offering Periods. A Participant’s election to withdraw from an Offering Period will not have any effect upon his or her eligibility to participate in succeeding Offering Periods that commence following the completion of the Offering Period from which the Participant withdraws.

10.    Termination of Employment; Change in Employment Status. Upon termination of a Participant’s employment for any reason, including death, disability or retirement, or a change in the Participant’s employment status following which the Participant is no longer an Eligible Employee, which in either case occurs before the Purchase Date, the Participant will be deemed to have withdrawn from the Plan and the payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) shall be returned to the Participant, or in the case of the Participant’s death, to the person(s) entitled to such amounts under Section 16, and the Participant’s option shall be automatically terminated.

11.    Interest. No interest shall accrue on or be payable with respect to the payroll deductions of a Participant in the Plan.

12.    Shares Reserved for Plan.

12.1    Number of Shares. Subject to adjustments as described below, a total of 2,000,000 shares of Common Stock have been reserved for issuance under the Plan and the NCS Multistage Holdings, Inc. Employee Stock Purchase Plan for US Employees. Such share reserve shall be reduced by any shares of Common Stock issued under this Plan and/or the NCS Multistage Holdings, Inc. Employee Stock Purchase Plan for US Employees.

12.2    Over-subscribed Offerings. The number of shares of Common Stock which a Participant may purchase in an Offering under the Plan may be reduced if the Offering is over-subscribed. No option granted under the Plan shall permit a Participant to purchase shares of Common Stock which, if added together with the total number of shares of Common Stock purchased by all other Participants in such Offering would exceed the total number of shares of Common Stock remaining available under the Plan. If the Committee determines that, on a particular Purchase Date, the number of shares of Common Stock with respect to which options are to be exercised exceeds the number of shares of Common Stock then available under the Plan, the Company shall make a pro rata allocation of the shares of Common Stock remaining available for purchase in as uniform a manner as practicable and as the Committee determines to be equitable.

13.    Transferability. No payroll deductions credited to a Participant, nor any rights with respect to the exercise of an option or any rights to receive Common Stock hereunder may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 16 hereof) by the Participant. Any attempt to assign, transfer, pledge or otherwise dispose of such rights or amounts shall be without effect.

14.    Application of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose to the extent permitted by applicable law, and the Company shall not be required to segregate such payroll deductions or contributions.

15.    Statements. Participants will be provided with and/or have access to statements at least annually which shall set forth the contributions made by the Participant to the Plan, the Purchase Price of any shares of Common Stock purchased with accumulated funds, the number of shares of Common Stock purchased, and any payroll deduction amounts remaining in the Participant’s notional account.

16.    Designation of Beneficiary. A Participant may file, on forms supplied by the Committee, a written designation of beneficiary who is to receive any shares of Common Stock and cash in respect of any fractional shares of Common Stock, if any, from the Participant’s ESPP Share Account under the Plan in the event of such Participant’s death. In addition, a Participant may file a written designation of beneficiary who is to receive any cash withheld through payroll deductions and credited to the Participant’s notional account in the event of the Participant’s death prior to the Purchase Date of an Offering Period. In the event that no such form or designation is filed, the shares of Common Stock or cash shall be distributed to the Participant’s estate.

17.    Adjustments.

17.1    Adjustments. If there shall occur any change with respect to the outstanding shares of Common Stock by reason of any recapitalization, reclassification, stock dividend, extraordinary dividend, stock split, reverse stock split or other distribution with respect to the shares of Common Stock or any merger, reorganization, consolidation, combination, spin-off or other similar corporate change or any other change affecting the Common Stock (other than regular cash dividends to stockholders of the Company), then in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, the Committee will, in such manner as it deems equitable and subject to stockholder approval if required to comply with Section 423 of the Code, adjust the number and kind of shares of stock that may be delivered under the Plan, the Purchase Price per share and the number of shares of Common Stock covered by each outstanding option under the Plan, and the numerical limits of Section 6.4 and Section 12.

17.2    Change of Control. In the event of a Change of Control, the Committee shall have the power and discretion to (i) continue the Offering Period in effect on the date of such Change of Control, (ii) shorten the Offering Period then in progress by setting a “New Purchase Date” which shall be before the date of the Company’s proposed Change of Control, (iii) substitute shares of Common Stock available under the Plan with shares of common stock of the surviving company or its parent, or (iv) terminate the Plan and return any payroll deductions in the Participant’s notional account (that have not been used to purchase shares of Common Stock) to the Participant. In the event of prong (ii), the Committee shall notify each Participant in writing, at least ten (10) trading days prior to the New Purchase Date, that the Purchase Date for the Participant’s purchase right has been changed to the New Purchase Date and that shares of Common Stock shall be purchased automatically on the New Purchase Date, unless prior to such date the Participant has withdrawn from the Offering Period as describe in Section 9 above.

18.    General Provisions.

18.1    Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all Eligible Employees who are granted options under the Plan shall have the same rights and privileges.

18.2    No Right to Continued Service. Neither the Plan nor any compensation paid hereunder will confer on any Participant the right to continue as an Employee or in any other capacity.

18.3    Rights As Stockholder. A Participant will become a stockholder with respect to the shares of Common Stock that are purchased pursuant to options granted under the Plan when the shares are transferred to the Participant or the Participant’s ESPP Share Account. A Participant will have no rights as a stockholder with respect to shares of Common Stock for which an election to participate in an Offering Period has been made until such Participant becomes a stockholder as provided above.

18.4    Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

18.5    Entire Plan. This Plan constitutes the entire plan with respect to the subject matter hereof and supersedes all prior plans with respect to the subject matter hereof.

18.6    Compliance With Law. The obligations of the Company with respect to payments under the Plan are subject to compliance with all applicable laws and regulations. Common Stock shall not be issued with respect to an option granted under the Plan unless the exercise of such option and the issuance and delivery of the shares of Common Stock pursuant thereto shall comply with all applicable provisions of law, including, without limitation, the Securities Act, the Exchange Act, and the requirements of any stock exchange upon which the shares may then be listed.

18.7    Term of Plan. The Plan shall become effective on the Effective Date and shall remain in full force and effect until terminated pursuant to Section 18.8.

18.8    Amendment or Termination. The Committee may, in its sole discretion, amend, suspend or terminate the Plan at any time and for any reason. If the Plan is terminated, the Committee may elect to terminate all outstanding Offering Periods either immediately or once shares of Common Stock have been purchased on the next Purchase Date (which may, in the discretion of the Committee, be accelerated) or permit Offering Periods to expire in accordance with their terms (and subject to any adjustment in accordance with Section 17). If any Offering Period is terminated before its scheduled expiration, all amounts that have not been used to purchase shares of Common Stock will be returned to Participants (without interest, except as otherwise required by law) as soon as administratively practicable.

18.9    Applicable Law. The Plan and all rights hereunder shall be subject to and interpreted in accordance with the laws of the State of Delaware, without reference to the principles of conflicts of laws, and to applicable Federal or other securities laws.

18.10    Stockholder Approval. The Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted by the Board.

18.11    Withholding. To the extent required by applicable Federal, state or local law, a Participant must make arrangements satisfactory to the Company for the payment of any withholding or similar tax obligations that arise in connection with the Plan.

18.12    Severability. If any provision of the Plan shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.13    Headings. The headings of sections herein are included solely for convenience and shall not affect the meaning of any of the provisions of the Plan.

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on May 22, 2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

NCS MULTISTAGE HOLDINGS, INC. 19450 STATE HIGHWAY 249, SUITE 200 HOUSTON, TX 77070

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on May 22, 2018. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR ALL for proposal 1.		☐	☐	☐	_________________________________
1. Election of Class I Directors to serve until 2021 Annual Meeting of Stockholders.
Nominees
01 Michael McShane 02 Gurinder Grewal 03 Franklin Myers
The Board of Directors recommends you vote FOR proposals 2 and 3.							For	Against	Abstain
2. To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for the fiscal year ending December 31, 2018.							☐	☐	☐
3. To approve NCS Multistage Holdings, Inc.’s Employee Stock Purchase Plans.							☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report are available at www.proxyvote.com

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NCS MULTISTAGE HOLDINGS, INC. Annual Meeting of Stockholders May 23, 2018 8:00 AM, Central Time This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Robert Nipper, Ryan Hummer and Kevin Trautner, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of NCS MULTISTAGE HOLDINGS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 AM, Central Time on May 23, 2018, at 19450 State Highway 249, Suite 200, Houston, Texas 77070, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side